UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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JNL Series Trust
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JNL SERIES TRUST

JNL/ClearBridge Large Cap Growth Fund

1 Corporate Way

Lansing, Michigan 48951

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 25, 2026

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/ClearBridge Large Cap Growth Fund (the “Fund”), a series of the JNL Series Trust, a Massachusetts business trust (the “Trust”), will be held at the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951 on March 25, 2026, at 2:00 p.m., Eastern Time, to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	To approve the elimination of a fundamental policy regarding diversification (the “Policy Removal” or the “Proposal”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that Shareholders vote FOR the Proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on January 31, 2026 (the “Record Date”), shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Jackson National and/or Jackson National Life Insurance Company of New York have fixed the close of business on March 24, 2026, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

/s/ Mark D. Nerud

Mark D. Nerud
Trustee, President, and Chief Executive Officer
JNL Series Trust

February 13, 2026

Lansing, Michigan

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JNL SERIES TRUST

JNL/ClearBridge Large Cap Growth Fund

1 Corporate Way

Lansing, Michigan 48951

(This page has been intentionally left blank.)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

February 13, 2026

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of JNL Series Trust (the “Trust”), a Massachusetts business trust, of proxies to be voted at a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/ClearBridge Large Cap Growth Fund (the “Fund”), a series of the Trust, to be held on March 25, 2026, at 2:00 p.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

The purpose of the Meeting is to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	To approve the elimination of a fundamental policy regarding diversification (the “Policy Removal” or the “Proposal”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this proxy statement, and the accompanying voting instructions card will be mailed on or about February 19, 2026.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual financial statements included in the Trust’s Form N-CSR filing with the SEC.

The Trust will furnish, without charge, a copy of the Trust’s semi-annual financial statements for the period ended June 30, 2025, a copy of the Trust’s annual financial statements for the fiscal year ended December 31, 2024 (or a copy of the Trust’s annual financial statements for the fiscal year ended December 31, 2025, when available), or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson National Service Center) or 1-800-599-5651 (Jackson National Life Insurance Company of New York Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Amended and Restated By-Laws of the Trust, dated September 6, 2019 (the “By-Laws”), provide that, except as otherwise provided by law, the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “Declaration of Trust”), or the By-Laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the Meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. The presence of Jackson National and/or Jackson National Life Insurance Company of New York (together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

Generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless a different vote is required by law, the Declaration of Trust or the By-Laws. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Approval of the Proposal will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the “1940 Act”), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the Proposal is approved by Shareholders of the Fund, it will be implemented on or about April 27, 2026.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Interests in the Fund, a series of the Trust, are represented by shares. Shares of the Fund currently are sold only to separate accounts of the Insurance Companies to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by the Insurance Companies, to employee benefit plans of Jackson National or directly to the Insurance Companies, or to certain funds of the Trust organized as funds-of-funds. Although the Insurance Companies legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant Insurance Company, as provided in your Variable Contract, in shares of the Fund.

You have the right under the interpretations of the 1940 Act to instruct the Insurance Company how to vote the shares attributable to your Variable Contract. Owners of Variable Contracts (the “Contract Owners”) at the close of business on January 31, 2026 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Fund. Shares for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares for which an Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company. The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners. As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. The Insurance Companies have fixed the close of business on March 24, 2026, as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and un-revoked voting instructions.

SUMMARY OF THE PROPOSAL

PROPOSAL: TO APPROVE THE ELIMINATION OF A FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 131 funds, including the JNL/ClearBridge Large Cap Growth Fund (the “Fund”).

The Trust is providing this proxy statement to shareholders (the “Shareholders”) investing in the Fund as of January 31, 2026, the Record Date.

On December 11, 2025, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), unanimously approved the elimination of a fundamental policy regarding diversification for the Fund, subject to approval by Shareholders (the “Policy Removal” or the “Proposal”).

The Policy Removal is the only change to the Fund that requires approval from Shareholders. There are also other changes to the Fund effective April 27, 2026 (“Other Fund Changes”) that the Board, including the Independent Trustees, unanimously approved on December 11, 2025, that do not require approval from Shareholders. The Other Fund Changes include the following items:

●	the Fund’s name will change from “JNL/ClearBridge Large Cap Growth Fund” to “JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund,”
●	the Fund’s current sub-adviser, ClearBridge Investments, LLC (“ClearBridge”), will be replaced with two new sub-advisers, FIAM LLC and J.P. Morgan Investment Management Inc. (“FIAM” and “JPM” respectively and together, the “New Sub-Advisers”),
●	the Fund’s principal investment strategy and 80% investment policy will change, and
●	the Fund’s investment objective will change from “long-term capital growth” to “long-term capital appreciation.”

The Other Fund Changes are not contingent on Shareholder approval of the Policy Removal.

Information Concerning the Fundamental Policy Removal

Effective April 27, 2026, the New Sub-Advisers will manage the Fund’s assets and continue to invest in equity securities or other equity investments with large market capitalizations. If the Policy Removal is approved by Shareholders, then the New Sub-Advisers will have greater flexibility to invest more of the Fund’s assets in fewer issuers than “diversified” mutual funds.

All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval.

The Fund has been and continues to be managed in compliance with the diversification limits of the 1940 Act. Under the 1940 Act, a Fund that is a “diversified company” will have at least 75% of the value of its total assets represented by the following:

●	Cash and cash items (including receivables),
●	Government securities,
●	Securities of other investment companies, and
●	Other securities limited in respect to any one issuer to not more than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

The purpose of the Proposal is to remove the Fund’s diversification limits so that the Fund has greater flexibility to invest more of its assets in fewer issuers than “diversified” mutual funds, which will align with the Fund’s revised principal investment strategies managed by the New Sub-Advisers, effective April 27, 2026.

Non-diversified funds can hold a smaller number of issuers than if they were “diversified Funds.” As a result, there is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers because changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

Jackson National Asset Management, LLC (“JNAM” or the “Adviser”), the investment adviser to the Fund, has reviewed the current fundamental policies for the Fund and has recommended to the Board that the fundamental policy with respect to diversification for the Fund be removed. If the Proposal is approved by Shareholders, the requirement that the Fund operate as diversified will no longer apply, effective April 27, 2026.

At its December 10-11, 2025 meeting, the Board, including the Independent Trustees, reviewed materials provided by JNAM and upon review and consideration of those materials, as well as discussion with its independent counsel, concluded that the Policy Removal is appropriate. In reaching its conclusion, the Board considered the Fund’s investment strategies, the current diversification requirements, and the impact of the removal of the fundamental policy. The Board considered, among other things, the potential benefits to the Fund from operating as a non-diversified fund, including the increased flexibility afforded to the new sub-advisers, FIAM and JPM, to actively manage the Fund’s portfolio holdings. The Board also considered the risks associated with the Policy Removal, including risks related to the Fund potentially becoming more concentrated in a smaller number of holdings, and determined that the increased flexibility afforded to the new sub-advisers may allow for more effective portfolio management and may result in stronger performance metrics and risk-adjusted returns in the long term. The Board discussed the new sub-advisers’ demonstrated success in managing concentrated portfolios, particularly with respect to FIAM. The Board considered the costs for proxy solicitation and the costs associated with potential portfolio repositioning. See “ADDITIONAL INFORMATION CONCERNING THE OTHER FUND CHANGES” for a more in-depth discussion of the new sub-advisers.

The current fundamental policy regarding diversification for the Fund is set forth in the table below:

(1)    Each Fund, except the JNL Multi-Manager U.S. Select Equity Fund, JNL/BlackRock Global Natural Resources Fund, JNL/Cohen & Steers U.S. Realty Fund, JNL/GQG Emerging Markets Equity Fund, JNL/JPMorgan Nasdaq® Hedged Equity Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/T. Rowe Price Capital Appreciation Equity Fund, JNL/T. Rowe Price Growth Stock Fund, and JNL/WCM China Quality Growth Fund, shall be a “diversified company,” as such term is defined under the 1940 Act.

[…]

With respect to those Funds that are excepted above, this policy is not a fundamental policy.

If the Policy Removal is approved by Shareholders, the Fund will (i) not have a fundamental policy regarding diversification, (ii) be added to the list of funds excepted from the above-referenced policy , and (iii) operate as a non-diversified fund, effective April 27, 2026. If the Policy Removal is not approved by Shareholders of the Fund, the current policy will remain in effect for the Fund and the Fund will continue to operate as a diversified fund .

Approval of the Policy Removal for the Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of a Fund, or (ii) 67% or more of the voting securities of a Fund present at the Meeting if more than 50% of the Fund’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the shares of the Fund.

THE BOARD, INCLUDING A MAJORITY OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE PROPOSAL.

Additional Information Concerning the Other Fund Changes

The Trust has filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, to reflect the Other Fund Changes. The Other Fund Changes do not require approval from Shareholders.

Fund Name Change

Effective April 27, 2026, the Fund will be renamed the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective and principal investment strategy will change, effective April 27, 2026, as indicated below. (Underlined text reflects new language and stricken through text will be removed)

Investment Objective. The investment objective of the Fund is to seek long-term capital ~~growth~~ appreciation.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities or other equity investments with ~~similar economic characteristics of U.S. companies with~~ large market capitalizations. Large-capitalization companies are those companies with market capitalizations similar to companies in the ~~Russell® 1000 Index~~ Morningstar® US Target Market Exposure IndexSM (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, ~~2024~~2025, the ~~largest market capitalization of a company in the Index was approximately $3.786 trillion and the median market capitalization of a company in the Index was approximately $15.074 billion.~~ range of such companies in the Index was $11.6 billion to $4.5 trillion. The Fund is classified as a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Two unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

The Fund may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the Fund’s 80% policy and are consistent with the Fund’s investment policies and limitations with respect to investments in derivatives.

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers or to replace/remove Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Below are the principal investment strategies for each Sub-Adviser’s strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy’s objective.

JPMorgan Strategy

J.P. Morgan Investment Management Inc. (“JPMorgan”) that seeks to identify companies with positive price momentum and attractive fundamentals. JPMorgan seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. JPMorgan’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to JPMorgan Strategy’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by JPMorgan while the JPMorgan Strategy may divest or not invest in securities of issuers that may be positively impacted by such factors.

FIAM Strategy

FIAM LLC (“FIAM”) constructs the strategy by investing primarily in common stocks of blue chip growth companies that FIAM believes are well-known, well-established and well-capitalized, which generally have large or medium market capitalizations. FIAM invests in “growth companies,” which are companies that FIAM believes have above average growth potential.

FIAM considers a number of factors in determining a company’s growth potential, such as whether the company is included in a third-party growth benchmark or classified as a growth company by a third-party vendor, if the company’s projected earnings per share growth, sales growth per share or free cash flow growth or its trailing earnings per share growth is above the equity market median, if the company’s research and development expenses exceed sales, general and administrative expenses, or if the company is raising capital to grow, fund or expand its business. A company’s growth potential can be determined under any of these factors.

FIAM uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

FIAM may invest the assets of the FIAM strategy in securities of foreign issuers in addition to securities of domestic issuers.

~~The core holdings of the Fund are large-capitalization companies that ClearBridge Investments, LLC (“ClearBridge” or “Sub-Adviser”) believes to be dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large-capitalization companies with the highest growth potential. ClearBridge then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, ClearBridge attempts to identify the best values available among the growth companies identified. ClearBridge may sell a security if it no longer meets the Fund’s investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities.~~

~~The Fund uses a focused approach of investing in a smaller number of issuers than the Index, which may result in significant exposure to certain industries or sectors, such as the information technology and internet technology services.~~

~~The Fund may invest up to 20% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. Equity securities of foreign issuers may include foreign companies that were originally domiciled in the U.S., companies with a dominate product and global footprint and/or companies that have business models similar to those of large cap U.S. companies but which provide diversification to the Fund.~~

Principal Investment Risks

The principal risks of the Fund currently include equity securities risk, market risk, large-capitalization investing risk, investment style risk, issuer risk, foreign securities risk, stock risk, information technology sector risk, and managed portfolio risk. Consumer discretionary risk, sector risk, derivatives risk, non-diversification risk*, liquidity risk, and mid-capitalization investing risk will be added as principal risks, effective April 27, 2026. For additional information about each principal risk and other applicable risks, see Appendix A.

* Non-diversification risk will only be added if the Policy Removal is approved by Shareholders.

Portfolio Managers

Effective April 27, 2026, the following individuals will be responsible for application of the Fund’s strategy, executing trades and allocation of capital to the various strategies for the Fund:

JNAM Portfolio Managers

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is a Vice President, Investment Management for JNAM. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM in 2013, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Vice President, Investment Management for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

Kyle Ottwell, CFA, CAIA, is Director, Investment Management for JNAM. Mr. Ottwell is responsible for manager research, portfolio construction, and asset allocation of Funds, joining the Investment Management team in October 2013. Mr. Ottwell originally joined JNAM in June of 2007 as a Fund Accountant, rising to the Supervisor position. Prior to JNAM he worked as a fund accountant for State Street. Mr. Ottwell holds a Bachelor of Science degree in Finance & Banking/Real Estate from the University of Missouri-Columbia. He is a CFA and CAIA charterholder.

FIAM Portfolio Managers

Sonu Kalra is a Portfolio Manager in the Equity division at Fidelity Investments. He manages a variety of funds under Blue Chip Growth strategy and is the co-portfolio manager of Concentrated Blue-Chip Growth strategy. Since joining Fidelity Investments in 1998, Mr. Kalra has worked as a research analyst and portfolio manager.

Adam Benjamin is a research analyst and portfolio manager in the Equity division at Fidelity Investments. He is the co-portfolio manager of Concentrated Blue-Chip Growth strategy, and he also covers the large cap semiconductors industry. He also manages other Fidelity funds and has been associated with Fidelity since 2011.

JPM Portfolio Managers

Giri Devulapally, Managing Director of JPM and a CFA charterholder, has been a portfolio manager in the firm’s U.S. Equity Group since 2003 when he joined JPM.

Holly Morris, Managing Director of JPM, is responsible for the health care sector for the J.P. Morgan Large Cap Growth Strategy. Ms. Morris has been with JPM since 2012.

Larry Lee, Managing Director of JPM, is responsible for the financials and business services sector for the J.P. Morgan Large Cap Growth Strategy. He is also the co-portfolio manager of the J.P. Morgan Growth Advantage Strategy. Mr. Lee has been with JPM since 2006.

Joseph Wilson, Managing Director of JPM, is responsible for the technology sector for the J.P. Morgan Large Cap Growth Strategy. He is also a portfolio manager on the J.P. Morgan U.S. Technology Strategy. Mr. Wilson has been with JPM since 2014.

Robert Maloney, Executive Director of JPM, is responsible for the industrials and energy sectors for the J.P. Morgan Large Cap Growth Strategy. Mr. Maloney has been with JPM since 2013.

New Sub-Advisers and their Sub-Advisory Agreements

As Adviser to the Trust, JNAM selects, contracts with, compensates, and monitors sub-advisers (each a “Sub-Adviser”) to manage the investment and reinvestment of the assets of each of the funds, including the Fund. JNAM monitors the compliance of each Sub-Adviser with the investment objectives and related policies of each series of the Trust, reviews the performance of each Sub-Adviser, and reports periodically on such performance to the Board. In addition, JNAM manages certain funds’ assets on a day-to-day basis and is responsible for the allocations of some of the series of the Trust.

This proxy statement also serves as an information statement and is being furnished to Shareholders of the Fund in lieu of a proxy statement. The Trust and its Adviser received of an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

ClearBridge is the current Sub-Adviser to the Fund, pursuant to an Amended and Restated Sub-Advisory Agreement, between JNAM and ClearBridge, effective July 31, 2020, as amended, which was most recently approved by the Board at a meeting held on August 26-28, 2025. As noted above, effective April 27, 2026, ClearBridge will be replaced as sub-adviser to Fund with FIAM and JPM.

At a meeting held on December 10-11, 2025, the Board, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the Fund voted to appoint each of FIAM and JPM as Sub-Advisers to manage their respective portion of the Fund’s assets and to approve an amendment (the “FIAM Amendment” and the “JPM Amendment,” respectively) to the investment sub-advisory agreements between JNAM and each of FIAM and JPM (the “FIAM Sub-Advisory Agreement” and “JPM Sub-Advisory Agreement,” and together the “Sub-Advisory Agreements”) appointing each of FIAM and JPM as Sub-Advisers to the Fund. These Sub-Advisory Agreements were most recently approved by the Board at a meeting held on August 26-28, 2025.

Pursuant to the Order, shareholder approval is not required for the FIAM Amendment and the JPM Amendment because FIAM and JPM are not affiliated with JNAM.

Material Terms of the FIAM Sub-Advisory Agreement

FIAM is a Sub-Adviser to other funds of the Trust, pursuant to a Sub-Advisory Agreement between FIAM and JNAM, effective September 13, 2021, which was most recently approved by the Board at a meeting held on August 26-28, 2025. The FIAM Sub-Advisory Agreement was approved by its fund’s shareholders at a special meeting held on March 15, 2021. The special meeting of shareholders was called to, among other things, approve new advisory, sub-advisory, and distribution agreements due to a change of control of JNAM’s parent company, which was completed on September 13, 2021.

The material terms of the FIAM Sub-Advisory Agreement between JNAM and FIAM with regards to the Fund did not change as a result of the FIAM Amendment. The following description of the FIAM Sub-Advisory Agreement is qualified by the FIAM Sub-Advisory Agreement, as amended, and the FIAM Amendment, attached as Appendix B.

The FIAM Sub-Advisory Agreement provides that, unless it is sooner terminated as provided therein, it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The FIAM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days’ written notice by the Board (including the majority of the Independent Trustees), by vote of a majority of the outstanding voting securities of the Fund, the Adviser (with consent of the Board, including the majority of the Independent Trustees), or FIAM. The FIAM Sub-Advisory Agreement also terminates automatically in the event of its assignment or the assignment or termination of the Amended & Restated Investment Advisory and Management Agreement between JNAM and the Trust, as amended, effective September 13, 2021 (the “JNAM Investment Advisory Agreement”). The FIAM Sub-Advisory Agreement will also terminate upon written notice of a material breach of the FIAM Sub-Advisory Agreement, if the breaching party fails to cure the material breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

The FIAM Sub-Advisory Agreement generally provides that FIAM, its directors, officers, members, employees, or agents will not be subject to any liability to JNAM or the Trust for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of FIAM’s duties, except for a loss resulting from willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations under the FIAM Sub-Advisory Agreement, or any untrue statement of a material fact, or omission, in materials pertaining to the Fund.

Material Terms of the JPM Sub-Advisory Agreement

JPM is a Sub-Adviser to other funds of the Trust, pursuant to a Sub-Advisory Agreement between JPM and JNAM, effective September 13, 2021, which was most recently approved by the Board at a meeting held on August 26-28, 2025. The JPM Sub-Advisory Agreement was approved by those funds’ shareholders at a special meeting held on March 15, 2021. The special meeting of shareholders was called to, among other things, approve new advisory, sub-advisory, and distribution agreements due to a change of control of JNAM’s parent company, which was completed on September 13, 2021.

The material terms of the JPM Sub-Advisory Agreement between JNAM and JPM with regards to the Fund did not change as a result of the JPM Amendment. The following description of the JPM Sub-Advisory Agreement is qualified by the JPM Sub-Advisory Agreement, as amended, and the JPM Amendment, attached as Appendix C.

The JPM Sub-Advisory Agreement provides that, unless it is sooner terminated as provided therein, it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of a majority of the outstanding voting securities of each Fund, and in either event approved also by a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The JPM Sub-Advisory Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, or by JNAM with the consent of the Board (including a majority of the Independent Trustees), each on sixty (60) days’ written notice to JNAM and JPM, or by JPM on sixty (60) days’ written notice to the Trust and JNAM. The JPM Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The JPM Sub-Advisory Agreement generally provides that JPM, its officers, directors, employees, agents or affiliates will not be liable to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or JNAM either in connection with the performance of JPM’s duties or its failure to perform due to events beyond the reasonable control of JPM or its agents, except for a loss resulting from JPM’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under the JPM Sub-Advisory Agreement. There are no material changes to the JPM Sub-Advisory Agreement resulting from this Sub-Adviser replacement.

Advisory and Sub-Advisory Fees

The advisory fees to be paid by the Fund will not increase as a result of the appointments of FIAM and JPM as Sub-Advisers to the Fund. As of April 27, 2026, the Fund will continue to pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

Advisory Fee Rates Before and After the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	0.500%
$1 billion to $1.5 billion	0.450%
$1.5 billion to $3 billion	0.440%
$3 billion to $5 billion	0.430%
Over $5 billion	0.420%

The following table sets forth the aggregate amount of advisory fees paid by the Fund to the Adviser for the year ended December 31, 2025. The pro forma aggregate amount of advisory fees paid to the Adviser would have been the same had FIAM and JPM replaced ClearBridge during the applicable period.

Fund Name	Actual Fees	Percentage of the Fund’s Net Assets
JNL/ClearBridge Large Cap Growth Fund	$7,364,410	0.48%

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the FIAM Sub-Advisory Amendment, the Adviser will pay FIAM a sub-advisory fee for the portion of the Fund it manages equal to a percentage of Fund’s average daily net assets based on the below schedule:

Sub-Advisory Rates to be Paid to FIAM Effective April 27, 2026
Average Daily Net Assets	Annual Rate*
$0 to $1 billion	0.22%
$1 billion million to $2 billion	0.20%
Over $2 billion	0.18%
*	For purposes of calculating the sub-advisory fees for the portion of the Fund assets managed by FIAM, FIAM has proposed a fee discount to all eligible assets based on the average daily aggregate net assets for the JNL Funds sub-advised by FIAM.

Under the JPM Amendment, the Adviser will pay JPM a sub-advisory fee for the portion of the Fund it manages equal to a percentage of Fund’s average daily net assets based on the below schedule:

Sub-Advisory Rates to be Paid to JPM Effective April 27, 2026
Average Daily Net Assets	Annual Rate*
Assets up to $1.5 billion:
$0 to $100 million	0.452%
$100 million to $200 million	0.339%
Over $200 million up to $1.5 billion	0.226%
Assets over $1.5 billion and up to $2 billion:
All assets	0.237%
Assets over $2 billion:
All assets	0.226%
*	For purposes of calculating the sub-advisory fees for the portion of the Fund assets managed by JPM, JPM applies a fee discount to all eligible assets based on the average daily aggregate net assets for the JNL Funds sub-advised by JPM.

For the year ended December 31, 2025, JNAM paid ClearBridge, the Fund’s current Sub-Adviser $3,442,051 (0.23% of the Fund’s Net Assets) in aggregate sub-advisory fees for their services to the Fund. The pro forma sub-advisory fees would have been lower assuming both the FIAM Sub-Advisory Agreement and JPM Sub-Advisory Agreement were in place for the applicable period.

Additional Information – FIAM

FIAM is a Delaware limited liability company, located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC.

Executive/Principal Officers and Directors of FIAM located at located at 900 Salem St., Smithfield, RI 02917
Name	Title(s)
Risteard Hogan	President, Director
Martin McGee	Chief Financial Officer, Director
Kimberly L. Perry	Director
Casey M. Condron	Head of Institutional Client Group, Director
Chris Pariseault	Director
Thomas Vercillo	Treasurer
Horace Codjoe	Institutional Trust Officer
Joseph Benedetti	Secretary
Brian McLain	Assistant Secretary
John Bertone	Assistant Secretary

FIAM is a Fidelity Investments company and is wholly owned by FIAM Holdings LLC, which in turn is owned by FMR. FMR is the ultimate parent company of FIAM.

As a Sub-Adviser to the Fund, FIAM will provide investment research, advice, and supervision, and will manage the Fund’s assets for which FIAM serves as Sub-Adviser consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s Prospectus, effective April 27, 2026. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

The following table sets forth the size and rate of compensation for other funds advised by FIAM having similar investment objectives and policies as those of the Fund.

Similar Mandate	Assets under Management as of December 31, 2025	Rate of Compensation
Account 1	$57 million	0.35% on all assets
Account 2	$163 million	0.22% on all assets

As of January 31, 2026, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of FIAM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in FIAM or any other entity controlling, controlled by, or under common control with FIAM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2025, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which FIAM, any parent or subsidiary of FIAM, or any subsidiary of the parent of such entities was or is to be a party.

Additional Information – JPM

JPM is a Delaware corporation, is located at 270 Park Avenue, New York, New York 10017. JPM is an indirect subsidiary of JPMorgan Chase & Co., a publicly traded company and global financial services firm. JPM manages assets for governments, corporations, endowments, foundations, and individuals worldwide.

Executive/Principal Officers and Directors of JPM located at 270 Park Ave., New York, NY 10017
Name	Title(s)
Mary Erdoes	Chief Executive Officer, Asset & Wealth Management
George Gatch	Chief Executive Officer, Asset Management
John Donohue	Chief Executive Officer, Asset Management Americas, Head of Global Liquidity
Paul Quinsee	Head of Global Equities
Bob Michele	Head of Global Fixed Income, Currency & Commodities
Jamie Kramer	Head of Global Multi-Asset Solutions
Jed Laskowitz	Head of Global AM Solutions
Anton Pil	Head of Global Alternatives
Christian Preussner	Head of Global Sustainable Investing and Stewardship
Kristian West	Head of Investment Platform
Andrea Lisher	Head of Americas Client
Patrick Thomson	Chief Executive Officer, Asset Management Europe, the Middle East, and Africa, Head of EMEA Client
Dan Watkins	Chief Executive Officer, Asset Management Asia Pacific, Head of APAC Client
James Peagam	Head of Global Insurance Solutions
Andy Powell	Chief Administrative Officer, Head of Global Client Service
Rosa Rita	Global Chief Marketing Officer
Shari Schiffman	Head of Global Product Strategy
Steve Clark	Head of Technology
Fred Crosnier	Head of Operations
Sarah Gill	Chief Data Officer and Head of Portfolio Analytics
Luciano Santos	Chief Risk Officer
Ben Hesse	AWM Chief Financial Officer and Head of Strategy & Business Development
Mark Campbell-James	Chief Financial Officer
John Oliva	Chief Compliance Officer
Rick Luchetta	Head of Control Management
Peter Bonanno	General Counsel
Kaire Vung	Audit Senior Director
Brandon Robinson	Deputy Head of Global Alternatives

As of September 30 , 2025, the following person(s) that indirectly, and beneficially, own 10% or more of the outstanding voting securities of JPMorgan Chase & Co.:

JPMorgan Chase & Co.
Owner’s Name	Address	Percentage of Shares Owned
The Vanguard Group, Inc.	100 Vanguard Blvd. Malvern, PA 19355	10.22%

As a Sub-Adviser to the Fund, JPM will provide investment research, advice, and supervision, and will manage the Fund’s assets for which JPM serves as Sub-Adviser consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s Prospectus, effective April 27, 2026. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

The following table sets forth the size and rate of compensation for other funds advised by JPM having similar investment objectives and policies as those of the Fund.

Similar Mandate	Assets under Management as of December 31, 2025	Rate of Compensation
Account 1	$ 1,088 million	0.40% on first $100 million 0.30% on next $100 million 0.20% on the balance
Account 2	$ 3,516 million

0.40% on first $100 million in assets

0.30% on next $100 million in assets

0.20% on next $1.3 billion in assets

If assets are over $1.5 billion, then 0.21% on all assets

If assets are over $2 billion, then 0.20% on all assets

Account 3	$ 1,426 million	0.40% on first $100 million 0.30% on next $100 million 0.20% on the balance
Account 4	$ 355 million	0.35% on first $500 million 0.30% on the balance
Account 5	$540 million	0.25% on first $250 million 0.22% for over $250 million to $500 million 0.20% above $500 million
Account 6	$ 560 million	0.33% on first $250 million 0.31% on next $250 million 0.29% on the balance
Account 7	$ 868 million	0.40% on first $100 million 0.30% on next $100 million 0.20% on the balance If assets are over $1.5 billion, then 0.21% on all assets

As of January 31, 2026, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of JPM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in JPM or any other entity controlling, controlled by, or under common control with JPM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2025, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which JPM, any parent or subsidiary of JPM, or any subsidiary of the parent of such entities was or is to be a party.

Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines whether to approve the Fund’s sub-advisory agreement(s). At a meeting on December 10-11, 2025, the Board, including all of the Independent Trustees, considered information relating to the appointment of FIAM and JPM to replace ClearBridge as Sub-Advisers to the Fund and the FIAM Amendment and the JPM Amendment.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the FIAM Amendment and the JPM Amendment.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the FIAM Amendment and the JPM Amendment. With respect to its approval of the FIAM Amendment and the JPM Amendment, the Board noted that each Sub-Advisory Agreement was with a Sub-Adviser that already provides services to one or more existing funds in the Trust. Thus, with respect to these Sub-Advisers, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the FIAM Amendment and the JPM Amendment, whereby FIAM and JPM would each serve as a Sub-Adviser to the Fund.

In reviewing the FIAM Amendment and the JPM Amendment and considering the information, the Board was advised by independent legal counsel.  The Board considered the factors it deemed relevant and the information provided by the Adviser and the Sub-Advisers for the December Meeting and for previous meetings, as applicable, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) cost of services of the Fund; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows; and (6) other benefits that may accrue to the Sub-Advisers through their relationships with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the FIAM Amendment and the JPM Amendment. Certain of the factors considered in the Board's deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Before approving the FIAM Amendment and the JPM Amendment, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and to consider the terms of the FIAM Amendment and the JPM Amendment.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the FIAM Amendment and the JPM Amendment are in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided and to be provided by each Sub-Adviser. The Board considered the investment sub-advisory services to be provided by each Sub-Adviser.  The Board noted JNAM’s evaluation of each Sub-Adviser, as well as JNAM’s recommendations, based on its review of each Sub-Adviser, in connection with its approval of the FIAM Amendment and the JPM Amendment.

The Board reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to each Sub-Adviser. The Board considered compliance reports about the Sub-Advisers from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded for each Fund that the Fund is likely to benefit from the nature, extent and quality of the services provided and to be provided, as applicable, by each Sub-Adviser, as applicable, under the FIAM Amendment and the JPM Amendment and the applicable Sub-Advisory Agreement.

Investment Performance of the Fund

The Board reviewed the performance of FIAM’s and JPM’s proposed investment mandates with similar investment strategies as compared to the Fund, the Fund’s benchmark index and the Fund’s peer group returns.

Costs of Services

 The Board reviewed the fees to be paid by JNAM to each of FIAM and JPM.  The Board noted that the Fund’s sub-advisory fees would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the Fund’s advisory fee is below its peer group average, the proposed sub-advisory fee is equal to is peer group average, and the Fund’s total expense ratio is within one basis point of its peer group average. The Board further noted that in conjunction with the Sub-Adviser change, the Fund’s advisory fee and total expense ratio are not proposed to change. The Board concluded that the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs to be incurred and profits expected to be realized by each Sub-Adviser. The Board determined that profits expected to be realized by each Sub-Adviser were not unreasonable.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and the Sub-Advisers, the Board noted that each Sub-Adviser’s sub-advisory fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase. The Board also noted that the sub-advisory fee for each Fund will be paid by JNAM (not the Fund).

The Board concluded that the Fund’s fee schedules in some measure share economies of scale with shareholders.

Other Benefits to the Sub-Advisers

In evaluating the benefits that may accrue to the Sub-Advisers through their relationships with the Fund, the Board noted that the Sub-Advisers may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of the Sub-Advisers as a result of their relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the FIAM Amendment and the JPM Amendment.

Brokerage Commissions and Fund Transactions

Any portfolio transaction for the Fund may be executed through brokers that are affiliated with the Fund, other funds of the Trust, JNAM, and/or a sub-adviser, if, in the sub-adviser’s judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

During the fiscal year ended December 31, 2025, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2025, the Fund paid $2,289,695 in administration fees and $2,477,926 in 12b-1 fees to JNAM and/or its affiliated persons. These services will continue to be provided after April 27, 2026.

OTHER MATTERS

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Fund with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Jackson is also the ultimate parent of PPM America, Inc. JNAM also serves as the Trust’s administrator. Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is the principal underwriter of the funds of the Trust and an indirect, wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

OUTSTANDING SHARES

The Trustees have fixed the close of business on January 31, 2026, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNL/ClearBridge Large Cap Growth Fund (Class A)	25,277,355.295
JNL/ClearBridge Large Cap Growth Fund (Class I)	18,299,851.759

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because the shares in the Trust are sold only to the separate accounts of the Insurance Companies, certain funds of the Trust and certain investment companies managed by affiliates of the Adviser organized as fund of funds, and to certain non-qualified retirement plans, the Insurance Companies, through their separate accounts which hold shares in the Trust as funding vehicles for the Variable Contracts and certain retirement plans, are the owners of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes.

As may be required by applicable law and interpretations of the staff of the SEC, the Insurance Companies generally will solicit voting instructions from Contract Owners regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from Contract Owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National through its general account, as well as shares held by its separate accounts for which no voting instructions are received Contract Owners, also will be voted by Jackson National in the same proportions as those shares for which voting instructions are received from Contract Owners. This is sometimes referred to as “echo” voting. As a result, a small number of Contract Owners may determine the outcome of the vote.

As of the Record Date, the following persons owned 5% or more of the shares of the Fund either beneficially or of record:

JNL/ClearBridge Large Cap Growth Fund – Class I Shares
Owner’s Name	Address	Amount	Percentage of Shares Owned
JNL/JPMorgan Managed Growth Fund	1 Corporate Way Lansing, MI 48951	6,699,725.529	36.61%
JNL/JPMorgan Managed Moderate Fund	1 Corporate Way Lansing, MI 48951	4,986,282.474	27.24%
JNL/JPMorgan Managed Aggressive Growth Fund	1 Corporate Way Lansing, MI 48951	4,192,245.516	22.90%
JNL/JPMorgan Managed Moderate Fund	1 Corporate Way Lansing, MI 48951	977,517.4	5.34%

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts. As noted above, Contract Owners have the right to give instructions to the insurance company Shareholders as to how to vote the Fund shares attributable to their Variable Contracts. As of the Record Date, no persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

CONTINGENCY PLAN

If the Proposal is not approved by Shareholders, the Fund will continue to operate as diversified and the Board will consider what actions are appropriate and in the best interests of Shareholders of the Fund. While the Board has made no determination regarding this contingency, it is possible that the Board will determine to re-solicit Shareholders of the Fund to approve the Proposal.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of the Insurance Companies.

JNAM, as the Trust’s administrator, has retained the services of Broadridge Investor Communication Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717. Under the agreement between JNAM and Broadridge, Broadridge will provide proxy distribution, solicitation, and tabulation services (the “Services”). The anticipated cost of the Services to be provided by Broadridge in connection with this proxy solicitation is approximately $29,523 and will be borne by JNAM whether or not the Policy Removal is approved by Shareholders.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM. The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Mark D. Nerud

Mark D. Nerud
Trustee, President, and Chief Executive Officer

Dated: February 13, 2026
Lansing, Michigan

Appendix A

Summary Prospectus – April 27, 2026 ~~April 28, 2025~~

JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund

(formerly, JNL/ClearBridge Large Cap Growth Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek long-term capital ~~growth~~ appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
_	Class A
Management Fee	0.48%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.93%
[1]	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.63%
[1]	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/~~ClearBridge~~ Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund Class A
1 year	3 years	5 years	10 years
$95	$296	$515	$1,143

JNL/~~ClearBridge~~ Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund Class I
1 year	3 years	5 years	10 years
$64	$202	$351	$786

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2024 - 12/31/2024	16%

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities or other equity investments with ~~similar economic characteristics of U.S. companies with~~ large market capitalizations. Large-capitalization companies are those companies with market capitalizations similar to companies in the ~~Russell® 1000 Index~~ Morningstar® US Target Market Exposure IndexSM (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, ~~2024~~2025, the ~~largest market capitalization of a company in the Index was approximately $3.786 trillion and the median market capitalization of a company in the Index was approximately $15.074 billion.~~ range of such companies in the Index was$11.6 billion to $4.5 trillion. The Fund is classified as a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Two unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

The Fund may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the Fund’s 80% policy and are consistent with the Fund’s investment policies and limitations with respect to investments in derivatives.

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers or to replace/remove Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Below are the principal investment strategies for each Sub-Adviser’s strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy’s objective.

JPMorgan Strategy

J.P. Morgan Investment Management Inc. (“JPMorgan”) that seeks to identify companies with positive price momentum and attractive fundamentals. JPMorgan seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. JPMorgan’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to JPMorgan Strategy’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by JPMorgan while the JPMorgan Strategy may divest or not invest in securities of issuers that may be positively impacted by such factors.

FIAM Strategy

FIAM LLC (“FIAM”) constructs the strategy by investing primarily in common stocks of blue chip growth companies that FIAM believes are well-known, well-established and well-capitalized, which generally have large or medium market capitalizations. FIAM invests in “growth companies,” which are companies that FIAM believes have above average growth potential.

FIAM considers a number of factors in determining a company’s growth potential, such as whether the company is included in a third-party growth benchmark or classified as a growth company by a third-party vendor, if the company’s projected earnings per share growth, sales growth per share or free cash flow growth or its trailing earnings per share growth is above the equity market median, if the company’s research and development expenses exceed sales, general and administrative expenses, or if the company is raising capital to grow, fund or expand its business. A company’s growth potential can be determined under any of these factors.

FIAM uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

FIAM may invest the assets of the FIAM strategy in securities of foreign issuers in addition to securities of domestic issuers.

~~The core holdings of the Fund are large-capitalization companies that ClearBridge Investments, LLC (“ClearBridge” or “Sub-Adviser”) believes to be dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large-capitalization companies with the highest growth potential. ClearBridge then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, ClearBridge attempts to identify the best values available among the growth companies identified. ClearBridge may sell a security if it no longer meets the Fund’s investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities.~~

~~The Fund uses a focused approach of investing in a smaller number of issuers than the Index, which may result in significant exposure to certain industries or sectors, such as the information technology and internet technology services.~~

~~The Fund may invest up to 20% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. Equity securities of foreign issuers may include foreign companies that were originally domiciled in the U.S., companies with a dominate product and global footprint and/or companies that have business models similar to those of large cap U.S. companies but which provide diversification to the Fund.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
●	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
●	Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.
●	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).
●	Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.
●	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.
●	Information technology sector risk – Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
●	Managed portfolio risk – As an actively managed portfolio, the Fund’s portfolio manager(s) make decisions to buy and sell holdings in the Fund’s portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the Sub-Adviser of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.
●	Consumer discretionary risk – If the Fund invests a significant portion of its assets in issuers in the consumer discretionary sector of the market, the Fund may be more affected by events influencing the consumer discretionary sector than a fund that is more diversified across numerous sectors. An investment in issuers in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.
●	Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.
●	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.
●	Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.
●	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
●	Mid-capitalization investing risk – The stocks of mid-capitalization companies can be more volatile and their shares can be less liquid than those of larger companies. Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index and an additional index that the Adviser believes more closely reflects the market segments in which the Fund invests. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. Performance prior to April 27, 2026 reflects the Fund’s results when managed by the former sub-adviser, ClearBridge Investments, LLC. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

~~Effective April 29, 2024, the Morningstar® US Target Market Exposure Index℠ replaced the Morningstar® US Large-Mid Cap Broad Growth Index℠ as the Fund’s broad-based securities market index in accordance with new regulatory disclosure requirements.~~

~~The Morningstar® US Large-Mid Cap Broad Growth Index℠ is included as an additional index for the Fund because the Adviser believes it more closely reflects the market segments in which the Fund invests.~~

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2020): 25.93%; Worst Quarter (ended 6/30/2022): -22.71%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2020): 25.90%; Worst Quarter (ended 6/30/2022): -22.66%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	Life of Fund (September 25, 2017)
JNL/~~ClearBridge~~ Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund (Class A)	27.55%	14.50%	15.25%
Morningstar US Target Market Exposure Index (reflects no deduction for fees, expenses, or taxes)	24.91%	14.45%	14.35%
Morningstar US Large-Mid Cap Broad Growth Index (reflects no deduction for fees, expenses, or taxes)	33.04%	17.19%	17.14%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	Life of Class (September 25, 2017)
JNL/~~ClearBridge~~ Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund (Class I)	27.89%	14.85%	15.59%
Morningstar US Target Market Exposure Index (reflects no deduction for fees, expenses, or taxes)	24.91%	14.45%	14.35%
Morningstar US Large-Mid Cap Broad Growth Index (reflects no deduction for fees, expenses, or taxes)	33.04%	17.19%	17.14%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
~~ClearBridge Investments, LLC (“ClearBridge”)~~

FIAM LLC (“FIAM”)
J.P. Morgan Investment Management Inc. (“JPMorgan”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
~~Erica Furfaro~~	~~December 2024~~	~~Portfolio Manager, ClearBridge~~
~~Margaret Vitrano~~	~~September 2017~~	~~Portfolio Manager, ClearBridge~~
William Harding, CFA	April 2026	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	April 2026	Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	April 2026	Vice President and Portfolio Manager, JNAM
Kyle Ottwell, CFA, CAIA	April 2026	Director and Portfolio Manager, JNAM
Sonu Kalra	April 2026	Portfolio Manager, FIAM
Adam Benjamin	April 2026	Portfolio Manager, FIAM
Giri Devulapally	April 2026	Managing Director, JPMorgan
Holly Morris	April 2026	Managing Director, JPMorgan
Larry Lee	April 2026	Managing Director, JPMorgan
Joseph Wilson	April 2026	Managing Director, JPMorgan
Robert Maloney	April 2026	Executive Director, JPMorgan

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson National or Jackson National NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson National or Jackson National NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund

(formerly, JNL/ClearBridge Large Cap Growth Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek long-term capital ~~growth~~ appreciation.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities or other equity investments with ~~similar economic characteristics, of U.S. companies with~~ large market capitalizations. Large-capitalization companies are those companies with market capitalizations similar to companies in the ~~Russell® 1000 Index~~ Morningstar® US Target Market Exposure IndexSM (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, ~~2024~~2025, the ~~largest market capitalization of a company in the Index was approximately $3.786 trillion and the median market capitalization of a company in the Index was approximately $15.074 billion. As of December 31, 2025, the~~ range of such companies in the Index was $11.6 billion to $4.5 trillion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large-capitalization companies for purposes of the Fund’s 80% investment policy.

The Fund is classified as a “non-diversified” fund, as defined in the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Two unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

The Fund may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the Fund’s 80% policy and are consistent with the Fund’s investment policies and limitations with respect to investments in derivatives.

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers or to replace/remove Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Below are the principal investment strategies for each Sub-Adviser’s strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy’s objective.

JPMorgan Strategy

J.P. Morgan Investment Management Inc. (“JPMorgan”) constructs the strategy by employing a fundamental bottom-up approach (focusing on the characteristics of individual securities) that seeks to identify companies with positive price momentum and attractive fundamentals. JPMorgan seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. JPMorgan’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the JPMorgan Strategy’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by JPMorgan while the JPMorgan Strategy may divest or not invest in securities of issuers that may be positively impacted by such factors.

JPMorgan may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if JPMorgan identifies a stock that it believes offers a better investment opportunity.

FIAM Strategy

FIAM LLC (“FIAM”) constructs the strategy by investing primarily in common stocks of blue chip growth companies that FIAM believes are well-known, well-established and well-capitalized, which generally have large or medium market capitalizations. FIAM invests in “growth companies,” which are companies that FIAM believes have above average growth potential.

FIAM considers a number of factors in determining a company’s growth potential, such as whether the company is included in a third-party growth benchmark or classified as a growth company by a third-party vendor, if the company’s projected earnings per share growth, sales growth per share or free cash flow growth or its trailing earnings per share growth is above the equity market median, if the company’s research and development expenses exceed sales, general and administrative expenses, or if the company is raising capital to grow, fund or expand its business. A company’s growth potential can be determined under any of these factors.

FIAM uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

FIAM may invest the assets of the FIAM strategy in securities of foreign issuers in addition to securities of domestic issuers.

~~Equity securities may include exchange-traded and over-the-counter (“OTC”) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”).~~

~~The Fund may invest up to 20% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. Equity securities of foreign issuers may include foreign companies that were originally domiciled in the U.S., companies with a dominate product and global footprint and/or companies that have business models similar to those of large cap U.S. companies but which provide diversification to the Fund.~~

~~A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund may hold no more than 25% of its net assets (taken at the then current market value) as required collateral for such sales at any one time.~~

~~As a non-principal investment strategy, the Fund may invest up to 20% of its assets in equity securities of companies other than those with market capitalizations similar to companies in the Index (i.e., medium- or small-capitalization companies).~~

~~The Fund may hold cash pending investment and may invest in money market instruments for cash management purposes. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.~~

~~The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although ClearBridge has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.~~

~~The Fund uses a focused approach of investing in a smaller number of issuers than the Index, which may result in significant exposure to certain industries or sectors, such as the information technology and internet technology services.~~

~~Alongside other factors, the Sub-Adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. Consideration of ESG factors and risks is only one component of the Sub-Adviser’s assessment of eligible investments and may not be a determinative factor in the Sub-Adviser’s final decision on whether to invest in a security. In addition, the weight given to ESG factors may vary across types of investments, industries, regions and issuers, and ESG factors and weights considered may change over time. The Sub-Adviser may not assess every investment for ESG factors, and, when it does, not every ESG factor may be identified or evaluated.~~

~~Selection process. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large-capitalization companies with the highest growth potential. ClearBridge then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, ClearBridge attempts to identify the best values available among the growth companies identified. The core holdings of the Fund will be large-capitalization companies that ClearBridge believes to be dominant in their industries, global in scope and with a long-term history of performance.~~

~~In selecting individual companies for investment, ClearBridge considers:~~

~~●~~	~~Favorable earnings prospects~~
~~●~~	~~Technological innovation~~
●	~~Industry dominance~~
●	~~Competitive products and services~~
●	~~Global scope~~
●	~~Long-term operating history~~
●	~~Consistent and sustainable long-term growth in dividends and earnings per share~~
●	~~Strong cash flow~~
●	~~High return on equity~~
●	~~Strong financial condition~~
●	~~Experienced and effective management~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Equity securities risk
●	Market risk
●	Large-capitalization investing risk
●	Investment style risk
●	Issuer risk
●	Foreign securities risk
●	Stock risk
●	Information technology sector risk
●	Managed portfolio risk
●	Consumer discretionary risk
●	Sector risk
●	Derivatives risk
●	Non-diversification risk
●	Liquidity risk
●	Mid-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including the affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act. The Fund may also invest in money market instruments. There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. These additional risks are:

●	Convertible securities risk
●	Currency risk

●	Cybersecurity risk
●	Emerging markets and less developed countries risk
●	Exchange-traded funds investing risk
●	Expense risk
●	Forward and futures contract risk
●	Investment in other investment companies risk
●	Investment strategy risk
~~●~~	~~Liquidity risk~~
●	Investments in IPOs risk
~~●~~	~~Mid-capitalization and small-capitalization investing risk~~
●	Master limited partnership risk
●	Preferred stock risk
●	Real estate investment risk
●	Redemption risk
●	Regulatory investment limits risk
●	Securities lending risk
●	Short sales risk
●	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. ~~The Sub-Adviser to the Fund is ClearBridge Investments, LLC (“ClearBridge”), with offices at One Madison Avenue, New York, New York 10010. ClearBridge is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams.~~

~~The portfolio managers responsible for day-to-day operation of the Fund are Erica Furfaro and Margaret Vitrano. Ms. Furfaro and Ms. Vitrano have the ultimate authority to make Fund decisions.~~

~~Ms. Furfaro is a Director and Portfolio Manager at ClearBridge and has 20 years of investment industry experience. She joined ClearBridge in 2019 as a Sector Analyst covering internet/media and was named a Portfolio Analyst supporting the Large Cap Growth and All Cap Growth strategies in 2021. Prior to her roles at ClearBridge, she worked as a Sector Head at Millennium Partners, an Analyst at York Capital Management, an Analyst at the Carlyle Group, and an Investment Banking Analyst at Merrill Lynch & Co. Ms. Furfaro holds a Bachelor of Arts degree in Economics and Government from Cornell University and a Master of Business Administration from Stanford University.~~

~~Ms. Vitrano is a Managing Director and Portfolio Manager of ClearBridge and has 29 years of investment industry experience. Previously, she was a Senior Research Analyst for Information Technology and Communications at ClearBridge from 2007 to 2012. Ms. Vitrano joined ClearBridge or its predecessor in 1997. Previously, she was a Director of CGMI and a research analyst at Citigroup.~~

The following individuals are responsible for application of the Fund’s strategy, executing trades and allocation of capital to the various strategies for the Fund:

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is a Vice President, Investment Management for JNAM. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM in 2013, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Vice President, Investment Management for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

Kyle Ottwell, CFA, CAIA, is Director, Investment Management for JNAM. Mr. Ottwell is responsible for manager research, portfolio construction, and asset allocation of Funds, joining the Investment Management team in October 2013. Mr. Ottwell originally joined JNAM in June of 2007 as a Fund Accountant, rising to the Supervisor position. Prior to JNAM he worked as a fund accountant for State Street. Mr. Ottwell holds a Bachelor of Science degree in Finance & Banking/Real Estate from the University of Missouri-Columbia. He is a CFA and CAIA charterholder.

The Sub-Advisers to the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund are:

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC.

Sonu Kalra is a Portfolio Manager in the Equity division at Fidelity Investments. He manages a variety of funds under Blue Chip Growth strategy and is the co-portfolio manager of Concentrated Blue-Chip Growth strategy. Since joining Fidelity Investments in 1998, Mr. Kalra has worked as a research analyst and portfolio manager.

Adam Benjamin is a research analyst and portfolio manager in the Equity division at Fidelity Investments. He is the co-portfolio manager of Concentrated Blue-Chip Growth strategy, and he also covers the large cap semiconductors industry. He also manages other Fidelity funds and has been associated with Fidelity since 2011.

J.P. Morgan Investment Management Inc. (“JPMorgan”) has principal offices at 270 Park Avenue, New York, NY 10017. JPMorgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide.

Giri Devulapally, Managing Director of JPMorgan and a CFA charterholder, is the lead portfolio manager on the JPMorgan Strategy and is a senior member of the U.S. Equity Growth portfolio management team. He has been a portfolio manager in JPMorgan’s U.S. Equity Group since 2003 when he joined JPMorgan.

Holly Morris, Larry Lee, Joseph Wilson, Managing Directors of JPMorgan and Robert Maloney, Executive Director of JPMorgan, are portfolio managers and research analysts for the JPMorgan Strategy, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Holly Morris, Managing Director of JPMorgan, is responsible for the health care sector for the J.P. Morgan Large Cap Growth Strategy. Ms. Morris has been with JPMorgan since 2012.

Larry Lee, Managing Director of JPMorgan, is responsible for the financials and business services sector for the J.P. Morgan Large Cap Growth Strategy. He is also the co-portfolio manager of the J.P. Morgan Growth Advantage Strategy. Mr. Lee has been with JPMorgan since 2006.

Joseph Wilson, Managing Director of JPMorgan, is responsible for the technology sector for the J.P. Morgan Large Cap Growth Strategy. He is also a portfolio manager on the J.P. Morgan U.S. Technology Strategy. Mr. Wilson has been with JPMorgan since 2014.

Robert Maloney, Executive Director of JPMorgan, is responsible for the industrials and energy sectors for the J.P. Morgan Large Cap Growth Strategy. Mr. Maloney has been with JPMorgan since 2013.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

~~A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s N-CSR filing for the period ended December 31, 2024.~~

Glossary of Risks

Consumer discretionary risk – An investment in issuers in the consumer discretionary sector of the market may be more affected by events influencing the consumer discretionary sector than a fund that is more diversified across numerous sectors. An investment in issuers in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and the conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-capitalization companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Convertible securities normally are “junior” securities, which means that an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Cybersecurity risk – Cyber attacks could cause business failures or delays in daily processing and the Fund may need to delay transactions, consistent with regulatory requirements, as a result could impact the performance of the Fund.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for the regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and the United Kingdom (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions). Unless an exemption applies, all positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as certain swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation or self-regulatory organization rule will not adversely affect a Fund’s ability to achieve its investment objective.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries. Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. A fund may not be able to sell such securities in a timely manner, and may receive less than the currently available market price when selling such emerging market securities. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody. Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries.

Frontier market countries are emerging market countries that are considered to have the smallest, least mature and least liquid securities markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes, low security market capitalizations, and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Exchange-traded funds investing risk – Most exchange-traded funds (“ETFs”) are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. During periods of market volatility, there may be delays in the pricing of ETFs, and ETF exchange-traded prices may also be subject to volatility, which could cause the Fund to lose money.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position. Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular. There may also be limited legal recourse against the foreign issuer in the event of a default on a debt instrument. Such factors may adversely affect the value of securities issued by foreign companies. Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Forward and futures contract risk – The successful use of forward and futures contracts draws upon the investment manager’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Information technology sector risk – Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Investment in other investment companies risk – As with other investments, investments in other investment companies, including exchange-traded funds, are subject to market risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Investment strategy risk – The Sub-Adviser, or if no Sub-Adviser, the investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made in accordance with these investment strategies may not produce the returns expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Investments in IPOs risk –The Fund may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Fund’s total returns during any period that the Fund has a small asset base. As the Fund’s assets grow, any impact of IPO investments on the Fund’s total return may decline.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. An “illiquid investment” is defined as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and the liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks. Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Board, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in the Fund because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the Fund’s portfolio manager(s) make decisions to buy and sell holdings in the Fund’s portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The outbreak of COVID 19, a respiratory disease caused by a novel coronavirus, caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds. The transmission of COVID-19 and efforts to contain its spread resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general economic concern and uncertainty. These disruptions led to instability in the marketplace and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Master limited partnership risk – An investment in master limited partnership (“MLP”) units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Certain MLPs may be illiquid securities.

Mid-capitalization investing risk – The stocks of mid-capitalization companies can be more volatile and their shares less liquid than those of larger companies. Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Non-diversification risk – The Fund is non-diversified. As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.” There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Risks of preferred securities include (i) the ability of the issuer to defer or omit distributions for a stated period in its sole discretion, (ii) the potential for the security to lose value based on the credit worthiness of the issuer or its decision to defer distributions, (iii) the potential for the security to lose value in light of the increase in market interest rates (iv) the potential for the issuer to call (repay) the security or extend the term of the security, subject to the security’s terms and issuer’s discretion, which may impact the value of the security in light of prevailing market interest rates at that time, (v) the risk that the preferred securities may have a less liquid market than government securities or other equity securities issued by the issuer, and (vi) being subject to the decisions of voting shareholders of an issuer as preferred securities typically contain limited, or no, voting rights.

Real estate investment risk – Risks of investing in real estate securities include falling property values due to increasing vacancies in rental properties, declining rents resulting from economic, legal, tax, cultural, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and other market conditions. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of real estate investments as well as mortgage-backed securities that may be held by the Fund. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The securities of smaller real estate-related issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities. These limits may be Fund specific or they may apply to the investment manager. As a result of these regulatory limitations under the Federal Securities Laws and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities. The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements. The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These regulatory investment limits may increase a Fund’s expenses and may limit a Fund’s performance.

Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment, or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the portfolio managers’ choice of securities within such sector.

Air transportation sector risk – The air transportation sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, terrorism, and the price of fuel. Airline deregulation has substantially diminished the government’s role in the air transport sector while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Business services sector risk – Companies in the business services sector can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies that provide business-related services is, in part, subject to continued demand for business services as companies and other organizations seeking alternative, cost-effective means to meet their economic goals.

Financial services sector risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Gold-mining companies sector risk – An investment in issuers in the gold-mining sector may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining sector.

Health care sector risk – An investment in issuers in the health care sector may be adversely affected by government regulations and government health care programs and increases or decreases in the cost of medical products and services. Health care companies are heavily dependent on patent protection and the expiration of a patent may adversely affect their profitability. Health care companies are also subject to extensive litigation based on product liability and similar claims. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers, all of which may be time consuming and costly with no guarantee that any product will come to market. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence.

Industrial companies risk - The stock prices of companies in the industrials sector are affected by supply and demand both for their specific products or services and for industrials sector products in general. Companies in the industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increase competition, depletion of resources, technological developments and labor relations.

Infrastructure companies sector risk – Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to: regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment toward infrastructure and utilities assets. Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment toward infrastructure and utilities assets.

Natural resource-related securities risk – An investment in natural resource-related securities may be subject to the risks associated with natural resource investments in addition to the general risk of the stock market. Such investments are more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors. Such factors may include price fluctuations caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. A Fund that invests primarily in companies with natural resource assets is subject to the risk that it may perform poorly during a downturn in natural resource prices.

Precious metals-related securities risk – Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Utilities sector risk – Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. The continually changing regulatory environment, at both the state and federal level, has led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. Companies in the utilities industry may: (i) be subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during periods of inflation; (ii) face restrictions on operations and increased costs due to environmental and safety regulations, including increased fuel costs; (iii) find that existing plants and equipment or products have been rendered obsolete by technical innovations; (iv) confront challenging environmental conditions, including natural or man-made disasters; (v) tackle difficulties of the capital markets in absorbing utility debt and equity securities; (vi) incur risks associated with the operation of nuclear power plants; and (vii) face the effects of energy conservation and other factors affecting the level of demand for services. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Adverse regulatory changes could prevent or delay utilities from passing along cost increases to customers, which could hinder a utility’s ability to meet its obligations to its suppliers. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company’s profitability and the value of its securities. In addition, federal, state and municipal governmental authorities may review existing construction projects, and impose additional regulations governing the licensing, construction and operation of power plants. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund and, to the extent a Fund is concentrated in the utilities sector, any potential material adverse impact may be magnified.

Securities lending risk – The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss or delays in recovery of the loaned security or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan.

Short sales risk – A short sale may be effected by selling a security that the Fund does not own. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. The Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

Appendix B

Sub-Advisory Agreement between

Jackson National Asset Management, LLC and FIAM LLC and amendments thereto

JNL Series Trust

Investment Sub-Advisory Agreement

Agreement, dated as of June 24, 2019, by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and FIAM LLC (“Sub-Adviser”), a limited liability company organized in the State of Delaware.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated July 1, 2013, as amended, with JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services to each Fund identified on Schedule A in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.                  Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Trust’s Board of Trustees (“Board”), such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2.                  Services to be Rendered by the Sub-Adviser to the Trust

A.                As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.                 As part of the services it will provide hereunder, the Sub-Adviser will:

(i)                 obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii)              formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii)            take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv)             use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v)               keep the Board and the Adviser fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(vi)             cooperate fully with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii)          use its best efforts to provide notification to the Adviser with information identifying the specific security(ies) that the Sub-Adviser has determined are to be fair valued in accordance with the Sub-Adviser’s policies and procedures. Information identifying security level fair valuations will be provided to the Adviser, or its agent, in a manner and format agreed upon by the Adviser and the Sub-Adviser. The fair valuation information provided by the Sub-Adviser may be used by the Adviser, or its agent, at its discretion, for purposes of making its own fair valuation determination in pricing the Portfolio’s securities. In addition, using a method agreed upon between the Adviser and the Sub-Adviser, deliver to the Adviser on each business day a trade file with respect to securities and other instruments purchased or sold on such trading day, if any, via SFTP. The Sub-Adviser will use its best efforts to provide security reference information to the Adviser, which may be used by the Adviser, at its discretion, for purposes of maintaining the official books and records for the Portfolio.;

(viii)        provide material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix)             cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.                 In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board (except as to the voting of proxies). Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.                Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

E.                 In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act. This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F.                  Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G.                The Sub-Adviser at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund.

H.                The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund. The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements to which the Fund is a party. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures of the Fund that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Consistent with the Sub-adviser’s execution quality policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the dealer’s expertise and level of interest in a particular security; price (including, where relevant, the costs of execution); size and type of the transaction; speed and certainty of trade executions; reasonableness of speed; liquidity in the security, including the liquidity and depth afforded by a dealer; strength of the dealer’s trading desks; confidentiality/minimal potential for information leakage; and idea generation.

I.                    Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934,

as amended (“Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act). Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Trust’s Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

J.                   The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to each Fund and its duties as are set forth herein.

K.                The Sub-Adviser shall ensure that each Fund complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5. Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L.                 Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its discretion all rights and perform all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise voting rights in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser.  For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. Sub-Adviser agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law.

M.               The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N.                The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time.

O.                The Sub-Adviser will review each Fund’s investment-related risk disclosures in the Prospectus and SAI, and the Sub-Adviser will certify to the Adviser on a quarterly basis that, based on the Sub-Adviser’s knowledge after due inquiry including consideration of market conditions, such disclosures appropriately address current market conditions affecting investments in the Fund.

3.                  Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement. The Sub-Adviser agrees that that it will offer the Adviser the same effective fee rate charged to any other future, non-affiliated, insurance variable annuity sub-advised investment company clients registered under the Investment Company Act, managed by the Sub-Adviser having substantially similar investment objectives, restrictions, style, portfolio manager(s) and strategy as each Fund, excluding performance fee arrangements, and which has the same or fewer assets under management with the Sub-Adviser as the Account’s assets under management. The determination of the applicability of this provision to the Account’s assets will be made in the sole discretion of the Sub-Adviser.

4.                  Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.                  Liability and Indemnification

A.                Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its directors, officers, members, employees, or agents (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the

Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information required to be furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.                 Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information required to be furnished to the Adviser or the Trust by the Sub-Adviser.

6.                  Representations of Adviser

The Adviser represents, warrants and agrees that:

A.                The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.                 The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.                 The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.                The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

E.                 The Adviser, through its designated administrator or sub-administrator, agrees to provide to Subadviser, as Subadviser may reasonably request, or as otherwise required by Rule 206(4)-5 under the Advisers Act, (i) certification that the Funds are not Covered Investment Pools, as defined in Rule 206(4)-5(f)(3), or (ii) in the event that a Fund becomes a Covered Investment Pool, a list of the Government Entities invested in the Fund.

7.                  Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A.                The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.                 The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser, unless legally prohibited from doing so, if it is served or otherwise receives notice of any action, suit, or proceeding, requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund; provided however, that routine regulatory examinations shall not be required to be reported by this provision. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.                 The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.                The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will promptly provide the Adviser any amendments thereto. As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

E.                 The Sub-Adviser has provided the Trust and the Adviser with a copy of its current Form ADV Part 2A, as most recently deemed to be filed with the SEC, and Part 2B, and promptly will furnish a copy of all amendments and annual updates to the Adviser. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F.                  The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

G.                The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide notice to the Adviser of any material reductions or cancelation thereto. The Sub-Adviser will maintain its insurance coverage at least at the amounts set forth in the summary.

H.                The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by law, rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust. However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I.                    The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J.                   The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.                 The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority solely with respect to a Fund.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.                  Commodity Exchange Act Matters

A.                The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)       with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (“NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)       with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)       the Adviser is not “engaged primarily in trading commodity interests” for purposes of Section 4m(3) of the CEA, because, among other reasons, it (1) is not engaged, and does not propose to be engaged, primarily in investing, reinvesting, owning, holding or trading commodity interests, and (2) does not hold itself out to the public as being primarily engaged in investing, reinvesting, owning, holding or trading in commodity interests; and

(iv)       only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.                 The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)       the Sub-Adviser intends that each Fund shall be managed in such a way that the Sub-Adviser shall qualify for an exemption from registration with the CFTC as a commodity trading adviser (“CTA”) for each Fund in accordance with certain rules promulgated under the Commodity Exchange Act of 1936, as amended, including without limitation, Rule 4.14(a)(8).

(ii)       if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)       if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.                 The Adviser and the Sub-Adviser each further agree that:

(i)       to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or the Adviser will take reasonable steps to cause such Fund to comply, and in the case of the Sub-Adviser, provide reasonable assistance to the Adviser to cause such Fund to comply, with all such requirements;

(ii)       the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)       the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)       the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.                  Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with the Sub-Adviser’s applicable policies and procedures. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.              Regulation

The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of the submission of any information, report or other materials to any regulatory and/or administrative body having jurisdiction over the services provided pursuant to this Agreement for requests specifically relating to the Fund(s) and not where information about the Fund(s) or may be provided pursuant to a general or routine inquiry or request by a regulatory and/or administrative body that is not specific to the services provided pursuant to this Agreement.

11.              Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall, on request, promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.              Confidential Treatment

A.       Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Fund (“Confidential Information”).  All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.  Each party also agrees that it will maintain appropriate information barriers within its own operations, and/or its affiliates, that may have access to Confidential Information to comply with this provision.

B.       Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

C.       In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information.  In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed.  All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

13.              Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2020. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.              Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees) or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement.

15.              Use of Sub-Adviser’s Name

It is understood that the Sub-Adviser’s name and registered and unregistered trademarks, service marks and logos (e.g., FIAM and Fidelity Institutional AM and the Fidelity Investments logo) are the valuable property of the Sub-Adviser and its affiliates and that each Fund has the right to use such name (or logo) in offering materials of the Trust sales materials with respect to the Trust with the approval of the Sub-Adviser during the term of this Sub-Advisory Agreement solely for the purposes of disclosing and promoting the relationship between the parties described herein. In accordance with the exercise of the license rights granted in the preceding sentence, the Adviser and Sub-Adviser agree that the terms of the Service Mark License Agreement among the parties effective as of June 24, 2019, as may be amended from time to time by the parties, shall govern. Upon termination of this Sub-Advisory Agreement, each Fund and the Trust shall forthwith cease to use such name (or derivative or logo).

16.              Use of Adviser’s Name

The Sub-Adviser acknowledges and agrees that the names “JNL Series Trust” and “Jackson National Asset Management, LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “JNL Series Trust,” “Jackson National Asset Management, LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “JNL Series Trust” and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser’s marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA. Adviser and the Trust acknowledge that Sub-Adviser will use the Funds’ performance information within its composites compiled pursuant to the Global Investment Performance Standards (“GIPS®”).

17.              Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

18.              Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made of this Agreement by the Sub-Adviser without the prior written consent of the Trust and the Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

19.              Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund. The Trust is an intended third-party beneficiary of this Agreement.

20.              Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

21.              Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph. Notice shall also be deemed to have been given if sent by electronic transmission (e.g. via email) to the address set forth below for each applicable party, or to such other address as the party entitled to receive the notice may designate in writing. Notices sent electronically shall be deemed to have been given when sent.

Adviser and Sub-Adviser each acknowledges its consent to electronic delivery, including via email or facsimile, of any documents or materials required and/or provided by one to the other related to services provided under this Agreement. Either party may revoke this consent and request any such documents or materials to be mailed, in lieu of electronic delivery, at any time upon reasonable notice to the other.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	FIAM LLC
900 Salem Street, OT3N1 Smithfield, RI 02917 Attention: Casey Condron, SVP Head of Relationship Management Fax: 617 872-5601 Email: Casey.Condron@fmr.com
With a copy to:	Fidelity Investments 900 Salem Street, OT1N3 Smithfield, RI 02917 Attention: Andrea O’Keefe, Legal Counsel Fax: 617 217-6690

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

22.              Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

23.              Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

24.              Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Michigan, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Michigan, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

25.              Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Chief Executive Officer

FIAM LLC

By:	/s/ Mark Botelho
Name:	Mark Botelho
Title:	Vice President

Schedule A

June 24, 2019

(Funds)

JNL/Fidelity Institutional Asset Management® Total Bond Fund

Schedule B

June 24, 2019

(Compensation)

JNL/Fidelity Institutional Asset Management® Total Bond Fund
Average Daily Net Assets	Annual Rate

$0 to $100 million	[Fees Omitted]
$100 million to $500 million	[Fees Omitted]
Over $500 million	[Fees Omitted]

Amendment

to Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and FIAM LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and FIAM LLC, a limited liability company organized in the State of Delaware (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Investment Sub-Advisory Agreement effective as of the 24th day of June, 2019 (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, the Board of Trustees of the Trust approved and the Parties have agreed to amend the following section of the Agreement, effective September 3, 2021:

Section 12. Confidential Treatment.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Section 12. Confidential Treatment shall be deleted and replaced, in its entirety, with the following:

“12.	Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder (“Information”) shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, summons, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any Information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust, except that Sub-Adviser may retain copies of such Information for regulatory, recordkeeping, and systems backup and disaster recovery purposes.  Without limiting the foregoing, the Adviser and the Trust will only disclose a Fund’s portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board.

The confidential treatment of the Information noted in this Agreement shall also apply to Information shared between the Adviser and the Sub-Adviser relating to potential future funds for which the Adviser may wish to retain the Sub-Adviser’s investment advisory services. Information related to a potential fund for which the Adviser and Trust determine not to retain Sub-Adviser’s investment advisory services shall only be kept confidential hereunder for a period of three (3) years except with regards to any Information that constitutes a trade secret of a party under applicable law.

Notwithstanding anything to the contrary herein, “Information” shall not include information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the recipient from any third party.”

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment together with the Agreement represent the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, shall be governed and construed under the laws of the State of Michigan and the applicable provisions of the Investment Company Act in accordance with Section 24 of the Agreement, and may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 3, 2021.

Jackson National Asset Management, LLC		FIAM LLC

By:	/s/ Emily J. Bennett	By:	/s/ Brad Sweeney
Name:	Emily J. Bennett	Name:	Brad Sweeney
Title:	AVP and Associate General Counsel	Title:	VP, Business Development Desk

Sub-Advisory Agreement

This Sub-Advisory Agreement (the “Agreement”) is by and between Jackson National Asset Management, LLC (the “Adviser”) and FIAM LLC (the “Sub-Adviser”).

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Adviser has entered into an Amended and Restated Investment Advisory and Management Agreement (the “Advisory Agreement”) effective as of September 13, 2021 with JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended, consisting of multiple series (each, a “Fund”);

Whereas, the Board of Trustees of the Trust and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms set forth in the Sub-Advisory Agreement between the parties dated June 24, 2019 through the date hereof, if applicable (the “Existing Agreement”);

Whereas, the Adviser has the authority under the Advisory Agreement to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund identified in the Existing Agreement.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

The Adviser and the Sub-Adviser hereby enter into this Agreement on terms identical to those of the Existing Agreement, which are incorporated herein by reference. Capitalized terms used herein without definition have the meanings given to them in the Existing Agreement.

This Agreement shall become effective as of the effective date of the Advisory Agreement and, unless sooner terminated as provided in the Existing Agreement, the initial term will continue in effect through September 30, 2022. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year as described in the Existing Agreement.

This Agreement may be executed in counterparts, including via facsimile or other electronic means as agreed by the parties hereto, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers effective as of September 13, 2021.

Jackson National Asset Management, LLC		FIAM LLC

By:	/s/ Mark Nerud	By:	/s/ Brad Sweeney
Name:	Mark D. Nerud	Name:	Brad Sweeney
Title:	President and CEO	Title:	VP, Business Development Desk

Amendment

to Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and FIAM LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and FIAM LLC, a limited liability company organized in the State of Delaware (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into a Sub-Advisory Agreement effective as of September 13, 2021 wherein the June 24, 2019 Agreement, as amended, was incorporated by reference (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B of the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the appointment of the Sub-Adviser to manage a portion of assets of the JNL/PPM America Floating Rate Income Fund of the Trust, effective September 1, 2022.

Whereas, the Parties have agreed to amend the Agreement to add the JNL/PPM America Floating Rate Income Fund and its fees (for the portion of assets managed by Sub-Adviser), effective September 1, 2022.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 1, 2022, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 1, 2022, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 1, 2022.

Jackson National Asset Management, LLC		FIAM LLC

By:	/s/ Emily J. Bennett	By:	/s/ Brad Sweeney
Name:	Emily J. Bennett	Name:	Brad Sweeney
Title:	AVP, Deputy General Counsel	Title:	VP, Business Development Desk

Schedule A

Dated September 1, 2022

1.	2.
Funds
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/PPM America Floating Rate Income Fund

Schedule B

Dated September 1, 2022

(Compensation)

JNL/Fidelity Institutional Asset Management® Total Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	[Fees Omitted]
$100 million to $500 Million	[Fees Omitted]
Over $500 million	[Fees Omitted]

JNL/PPM America Floating Rate Income Fund*
Average Daily Net Assets	Annual Rate
$0 to $300 Million	[Fees Omitted
$300 million to $1 billion	[Fees Omitted
Over $1 billion	[Fees Omitted

* For the portion of the Average Daily Net Assets managed by FIAM LLC.

Amendment

to Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and FIAM LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and FIAM LLC, a limited liability company organized in the State of Delaware (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into a Sub-Advisory Agreement effective as of September 13, 2021 wherein the June 24, 2019 Agreement, as amended, was incorporated by reference, and as amended thereafter (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement, for the portion of each Fund’s assets allocated to the Sub-Adviser.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B of the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust has approved the following fund name change, effective October 21, 2024:

JNL/PPM America Floating Rate Income Fund change to

JNL Multi-Manager Floating Rate Income Fund.

Whereas, the Parties have agreed to amend i) Section 1 of the Agreement to add certain language pertaining to multi-managed funds; and ii) Schedule A and Schedule B of the Agreement to change the JNL/PPM America Floating Rate Income Fund’s name, effective October 21, 2024.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	The first paragraph under Section 1. “Appointment of Sub-Adviser,” shall be deleted and replaced, in its entirety, with the following:

“The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement. Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates.”

2)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 21, 2024, attached hereto.

3)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 21, 2024, attached hereto.

4)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

6)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective October 21, 2024.

Jackson National Asset Management, LLC		FIAM LLC

By:	/s/ Emily J. Bennett	By:	/s/ Brad Sweeney
Name:	Emily J. Bennett	Name:	Brad Sweeney
Title:	VP and Deputy General Counsel	Title:	VP, Business Development

Schedule A

Dated October 21, 2024

Funds
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL Multi-Manager Floating Rate Income Fund*

* For the portion of the Average Daily Net Assets managed by FIAM LLC.

Schedule B

Dated October 21, 2024

(Compensation)

JNL/Fidelity Institutional Asset Management® Total Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	[Fees Omitted]
$100 million to $500 Million	[Fees Omitted]
Over $500 million	[Fees Omitted]

JNL Multi-Manager Floating Rate Income Fund*
[Fees Omitted]

* For the portion of the Average Daily Net Assets managed by FIAM LLC.

Amendment

to Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and FIAM LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and FIAM LLC, a limited liability company organized in the State of Delaware (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into a Sub-Advisory Agreement effective as of September 13, 2021 wherein the June 24, 2019 Agreement, as amended, was incorporated by reference, and as amended thereafter (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement, for the portion of each Fund’s assets allocated to the Sub-Adviser.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B of the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust has approved the following, effective April 27, 2026:

1)	the appointment of the Sub-Adviser to manage a portion of assets of the JNL Multi-Manager International Small Cap Fund (for a new strategy thereof), and to manage a portion of assets of the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund (due to a sub-adviser replacement);

2)	a fund name change for the JNL/Fidelity Institutional Asset Management® Total Bond Fund to JNL/Fidelity Institutional AM® Total Bond Fund; and

3)	a relationship discount for all Funds sub-advised by the Sub-Adviser.

Whereas, the Parties have agreed to amend the Agreement to i) add the JNL Multi-Manager International Small Cap Fund and the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund and each fund’s respective fees; ii) change the fund name for the JNL/Fidelity Institutional Asset Management® Total Bond Fund to JNL/Fidelity Institutional AM® Total Bond Fund; and iii) to add a footnote to Schedule B to reflect the relationship discount for all Funds, effective April 27, 2026.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 27, 2026, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 27, 2026, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 27, 2026.

Jackson National Asset Management, LLC		FIAM LLC

By:	/s/ Emily J. Bennett	By:	/s/ Brad Sweeney
Name:	Emily J. Bennett	Name:	Brad Sweeney
Title:	VP and Deputy General Counsel	Title:	VP, Business Development
Dated:	January 9, 2026	Dated:	January 12, 2026

B-29

Schedule A

Dated April 27, 2026

Funds
JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund*
JNL/Fidelity Institutional AM® Total Bond Fund
JNL Multi-Manager Floating Rate Income Fund*
JNL Multi-Manager International Small Cap Fund*

* For the portion of the Average Daily Net Assets managed by FIAM LLC.

B-30

Schedule B

Dated April 27, 2026

(Compensation)

JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund*
Average Daily Net Assets	Annual Rate(1)
$0 to $1 Billion	0.22%
$1 Billion to $2 Billion	0.20%
Over $2 Billion	0.18%

* For the portion of the Average Daily Net Assets managed by FIAM LLC.

JNL/Fidelity Institutional AM® Total Bond Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $500 Million	[Fees Omitted]
$500 Million to $1 Billion	[Fees Omitted]
$1 Billion to $1.5 Billion	[Fees Omitted]
Over $1.5 Billion	[Fees Omitted]

JNL Multi-Manager Floating Rate Income Fund*
Average Daily Net Assets	Annual Rate(1)
$0 to $300 Million	[Fees Omitted]
$300 Million to $1 Billion	[Fees Omitted]
Over $1 Billion	[Fees Omitted]

* For the portion of the Average Daily Net Assets managed by FIAM LLC.

JNL Multi-Manager International Small Cap Fund*
Average Daily Net Assets	Annual Rate(1)
$0 to $100 Million	[Fees Omitted]
$100 Million to $250 Million	[Fees Omitted]
Over $250 Million	[Fees Omitted]

* For the portion of the Average Daily Net Assets managed by FIAM LLC.

(1)	For the purpose of calculating the sub-advisory fee for the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund, the JNL/Fidelity Institutional AM® Total Bond Fund, the JNL Multi-Manager Floating Rate Income Fund (for the portion of the Average Daily Net Assets managed by FIAM LLC), and the JNL Multi-Manager International Small Cap Fund (for the portion of the Average Daily Net Assets managed by FIAM LLC), a fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds.

Appendix C

Sub-Advisory Agreement between

Jackson National Asset Management, LLC and J.P. Morgan Investment Management Inc and amendments thereto

Amended and Restated

Sub-Advisory Agreement

This Sub-Advisory Agreement (the “Agreement”) is effective as of the 13th day of September, 2021, and Amended and Restated effective as of the 1st day of September, 2022, by and between Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation (the “Sub-Adviser”).

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Adviser has entered into an Amended and Restated Investment Advisory and Management Agreement effective as of September 13, 2021, with JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple series (each, a “Fund”);

Whereas, the Board of Trustees of the Trust (the “Board of Trustees”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser listed on Schedule A attached hereto, as determined from time to time by the Adviser, in the manner and on the terms set forth herein;

Whereas, the Adviser has the authority under the Amended and Restated Investment Advisory and Management Agreement to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund identified in Schedule A attached hereto.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way that have been furnished to the Sub-Adviser for its approval are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

The Sub-Adviser agrees to permit the Adviser and the Trust to use its name in the names of the Funds and when referring to the Sub-Adviser. Upon termination of the Agreement with respect to any one Fund the Adviser will cause such Fund to cease to use the Sub-Adviser’s name in the name of the Fund. Upon the termination of the Agreement with respect to all Funds, the Sub-Adviser shall cease and the Adviser shall cause the Funds to cease all use of the name and marks of the Sub-Adviser and its affiliates.

3.	Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, on a discretionary basis, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds, which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification. If the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and assisted by the Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Sub-Adviser will assist the Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

The Adviser agrees on an on-going basis to provide or cause to be provided to the Sub-Adviser in advance and in writing, guidelines, (the “Guidelines”), setting forth the limitations imposed on the Fund as a result of relevant requirements under state law pertaining to insurance products. The Sub-Adviser shall be permitted to rely on the most recent Guidelines delivered to it. The Adviser agrees that the Sub-Adviser may rely on the Guidelines without independent verification of their accuracy. Adviser may amend the Guidelines upon written notice to Sub-Adviser; provided such amendment becomes effective only upon Sub-Adviser’s written acknowledgment of its receipt of such amendment, and Sub-Adviser shall be provided a reasonable time to comply with such amendment.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will provide reasonable assistance to the Adviser in connection with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies, as may be applicable to a Fund’s investments in securities of foreign issuers and will comply with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies directly applicable to a Fund’s investments in securities of foreign issuers;

d)	will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

f)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including requests for information and documents on the Sub-Adviser’s compliance program;

g)	will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and the Board of Trustees such periodic and special reports as the Adviser may reasonably request;

h)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser’s supervision;

i)	will act upon reasonable instructions from Adviser (except as to the voting of proxies) not inconsistent with the fiduciary duties and Investment Objectives hereunder;

j)	except as provided in Sections 15 and 20 of this Agreement, will treat confidentially and as proprietary information of the Trust, all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser. Notwithstanding the provisions of said clause, to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement;

k)	consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its discretion all rights and perform all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings as required by applicable law. The Adviser agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to Sub-Adviser promptly upon receipt. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner;

l)	may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act; and

m)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require either party to (i) register as a Commodity Pool Operator or Commodity Trading Advisor, (ii) make specific disclosure applicable to it; and/or (iii) file reports and other documents, each shall comply with such requirements that are applicable to it;

b)	Sub-Adviser shall comply with all requirements of the CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund;

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations;

d)	Under the European Union’s “Markets in Financial Instruments Directive II” (“MFID II”), the Sub-Adviser is required to provide the following reports with respect to a Fund’s UK Managed Assets (as defined in Section 5 of this Agreement):

(i)	At least quarterly, a valuation report, a transaction report and a performance report each with respect to all the investments and cash comprising the Fund’s UK Managed Assets;

(ii)	A notice to a Fund with UK Managed Assets and the Adviser if and when the overall value of the UK Managed Assets, as evaluated at the beginning of each reporting period, depreciates by 10%, and thereafter at multiples of 10%, by the end of the business day during which the threshold has been exceeded or, if the threshold is exceeded on a non-business day, by the end of the next business day. The Sub-Adviser will not be required to provide this notice if such depreciations are due to redemptions or other withdrawals from the Fund with UK Managed Assets; and

(iii)	For each calendar year, information about all aggregated costs and charges incurred in connection with the Sub-Adviser’s discretionary investment management services and the financial instruments held in a Fund’s UK Managed Assets.

e)	The Legal Entity Identifier (LEI) applicable to the JNL/JPMorgan Global Allocation Fund is: 5493006EPIXV8QL7UN39. The Adviser shall maintain the LEI and promptly notify the Sub-Adviser in the event the LEI becomes invalid, or if a different LEI becomes applicable to the JNL/JPMorgan Global Allocation Fund; and

f)	The Adviser acknowledges that conflicts of interest may arise in the course of the Sub-Adviser’s providing discretionary investment management services to the Fund. Further information on the Sub-Adviser’s potential conflicts of interest and its conflicts of interest policy may be found in the Sub-Adviser’s Form ADV and/or its Financial Conduct Authority Disclosure Document, each of which have been provided to the Adviser.

4.	Custody of Assets. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. The Trust and Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Fund and the filing of any returns in connection therewith or otherwise required by law. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Fund’s custodian. The Trust and Adviser shall direct the Fund’s custodian to comply with all investment instructions given by Sub-Adviser with respect to the Fund. The Fund’s custodian or the Adviser will provide Sub-Adviser with details of Fund cash flows on a daily basis. The Trust and Adviser shall provide Sub-Adviser with reasonable advance notice of any subsequent changes in the Fund’s custodian.

5.	Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates and the Adviser acknowledges that the Sub-Adviser will effect securities and other transactions through brokers of its choosing. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. If the Sub-Adviser manages a portion of a Fund’s assets from its offices in the United Kingdom (“UK Managed Assets”), the brokerage commissions paid on transactions in the UK Managed Assets will compensate the broker for trade execution only. Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions in assets the Sub-Adviser manages from its offices outside the United Kingdom (“Non-UK Managed Assets”) through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The Adviser hereby acknowledges receipt of the current best execution policy of the Sub-Adviser’s London branch and consents to the Sub-Adviser following such policy. In addition, the Adviser agrees that the Sub-Adviser may execute trades in markets that are not “regulated markets” as that term is defined in the European Union’s MFID II and may execute orders outside a trading venue.

6.	Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.	Services to Others. Adviser understands, and has advised the Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts, including other investment companies and accounts following the same investment strategy as the Fund. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised the Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.	Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser’s overall management of the Fund. The Trust and Adviser understand that investment decisions made for the Fund by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the assets of the Fund allocated to its management by the Adviser and in making investment decisions for the Fund.

11.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third-party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party. Neither the Adviser nor the Sub-Adviser shall be liable for any special, consequential or incidental damages.

12.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect through September 30, 2023. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”). Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, or by the Adviser with the consent of the Board of Trustees (including a majority of the Independent Trustees), each on sixty days’ written notice to the Adviser and the Sub-Adviser, or by the Sub-Adviser on sixty days’ written notice to the Trust and the Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning that such terms have in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7; and

b)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

14.	Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.	Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees and representatives with a need to know) hereunder shall be treated as confidential (“Confidential Information”) and shall not be disclosed to third parties, except as expressly authorized in this Agreement or as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds. For the avoidance of doubt, it is understood that the following information shall also be treated as Confidential Information: i) any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations under the Agreement and for use only by the Adviser and the Trust, and ii) information shared between the Adviser and the Sub-Adviser relating to potential future funds for which the Adviser may wish to retain the Sub-Adviser’s investment advisory services. Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees. For the avoidance of doubt, notwithstanding anything in this Section 15, Sub-Adviser is permitted to disclose Fund information in accordance with Section 20 of this Agreement.

The foregoing Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that recipient learns of such information or knowledge, or (v) has been rightfully and lawfully obtained by recipient from any third party.

16.	Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via e-mail) or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	Ana Brands
J.P Morgan Investment Management Inc.
277 Park Avenue, Floor 8
New York, N.Y. 10172
Email address: JPMAM_NY_CSG@jpmorgan.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

18.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Adviser Representations. The Adviser represents and warrants to Sub-Adviser that: (i) the Adviser has full power and authority to appoint Sub-Adviser to manage the Fund in accordance with the terms of this Agreement, and (ii) this Agreement is valid and has been duly authorized, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity (and the Adviser agrees to provide Sub-Adviser with evidence of such authority as may be reasonably requested by Sub-Adviser).

20.	Delegation to Third Parties. Sub-Adviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Sub-Adviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Sub-Adviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Sub-Adviser of any of its obligations under this Agreement.

21.	Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Sub-Adviser with respect to such transaction. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

22.	Force Majeure.

a)	Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

b)	If at any time due to major fluctuations in market prices, abnormal market conditions or any other reason outside the control of Sub-Adviser, there shall be a deviation from the specific instructions set out in the Fund’s registration statement or Guidelines: (i) Sub-Adviser shall not be in breach of the Fund’s registration statement or Guidelines provided it takes such steps as may be necessary to ensure compliance within 14 days after such deviation occurs; and (ii) if, in the judgment of Sub-Adviser, the actions described in (i) above are not in the best interests of Fund, Sub-Adviser may, prior to the expiration of the 14 day period referred to in (i) above, make a written recommendation to Adviser on the most appropriate way to deal with the deviation which shall toll the deadline in (i) above. Unless Adviser directs Sub-Adviser to the contrary within 14 days of the receipt by Adviser of the recommendation, Sub-Adviser shall be entitled to implement its recommendation and shall not be in breach of the Fund’s registration statement or Guidelines. Sub-Adviser does not provide any express or implied warranty as to the performance or profitability of the Fund or any part thereof or that any specific investment objectives will be successfully met.

23.	Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, Sub-Adviser has adopted a Customer Identification Program, (“CIP”) pursuant to which Sub-Adviser is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Sub-Adviser’s compliance with its CIP, Adviser and Trust hereby represents and warrants that (i) it will provide each Fund’s taxpayer identification number or other government issued identification number, (ii) all documents provided to Sub-Adviser are true and accurate as of the date hereof, and (iii) Adviser agrees to provide to Sub-Adviser such other information and documents that Sub-Adviser requests in order to comply with Sub-Adviser’s CIP.

24.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

25.	Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT. In Witness

Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed, effective as of September 1, 2022.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Chief Executive Officer

J.P. Morgan Investment Management Inc.

By:	/s/ Ana Brands
Name:	Ana Brands
Title:	Vice President

Schedule A

Dated September 1, 2022

Funds
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/JPMorgan U.S. Value Fund

Schedule B

Dated September 1, 2022

(Compensation)

JNL/JPMorgan Global Allocation Fund
Average Daily Net Assets	Annual Rate*[1]
$0 to $1 Billion	[Fees Omitted][2]
$1 to $1.5 Billion	[Fees Omitted][2]
Amounts over $1.5 Billion	[Fees Omitted][2]

* The annual rates stated above will be reduced by the Acquired Fund Fees and Expenses (“AFFE”) attributable to the JNL/JPMorgan Global Allocation Fund’s investment in funds managed by the Sub-Adviser (each an “Underlying Fund”). The AFFE for each Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each Underlying Fund.

JNL/JPMorgan Hedged Equity Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $100 Million	[Fees Omitted][2]
Amounts over $100 Million	[Fees Omitted][2]

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	[Fees Omitted]
$100 Million to $1 Billion	[Fees Omitted]
Amounts over $1 Billion	[Fees Omitted]

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $75 Million	[Fees Omitted]
$75 Million to $150 Million	[Fees Omitted]
$150 Million to $250 Million	[Fees Omitted]
Amounts over $250 Million	[Fees Omitted]

JNL/JPMorgan U.S. Value Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $200 Million	[Fees Omitted][2]
$200 Million to $300 Million	[Fees Omitted][2]
Amounts over $300 Million	[Fees Omitted][2]

1 Effective as of April 26, 2021, a fee discount is offered for the JNL/JPMorgan Global Allocation Fund, the JNL/JPMorgan Hedged Equity Fund, and the JNL/JPMorgan U.S. Value Fund, each a Fund of the Trust, as provided in the Sub-Adviser’s Relationship Pricing Arrangement with Jackson National Asset Management, LLC dated February 25, 2020 (the “Discount Agreement”). The Sub-Adviser provides sub-investment advisory services for other Funds of the Trust that are not eligible for the fee discount.

2 The sub-advisory fee discounts shall be calculated pursuant to the Discount Agreement.

Second Amendment

to Amended and Restated

Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Sub-Advisory Agreement, effective as of the 1st day of September, 2022, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the JNL/JPMorgan Nasdaq® Hedged Equity Fund as a new fund of the Trust and the Sub-Adviser to provide sub-investment advisory services to the JNL/JPMorgan Nasdaq® Hedged Equity Fund, effective October 21, 2024.

Whereas, the Parties have agreed to amend Schedule A and Schedule B of the Agreement, effective October 21, 2024, to i) add the JNL/JPMorgan Nasdaq® Hedged Equity Fund and the Fund’s fees; and ii) modify footnote 1 in the fee schedule to include the JNL/JPMorgan Nasdaq® Hedged Equity Fund for purposes of calculating the fee applicable to each Fund with this footnote.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 21, 2024, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 21, 2024, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective October 21, 2024.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Emily J. Bennett	By:	/s/ Ana Brands
Name:	Emily J. Bennett	Name:	Ana Brands
Title:	VP and Deputy General Counsel	Title:	Vice President

Schedule A

Dated October 21, 2024

Funds
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan Nasdaq® Hedged Equity Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/JPMorgan U.S. Value Fund

C-17

Schedule B

Dated October 21, 2024

(Compensation)

JNL/JPMorgan Global Allocation Fund
Average Daily Net Assets	Annual Rate*
$0 to $1 Billion	[Fees Omitted]
$1 to $1.5 Billion	[Fees Omitted]
Amounts over $1.5 Billion	[Fees Omitted]

* The annual rates stated above will be reduced by the Acquired Fund Fees and Expenses (“AFFE”) attributable to the JNL/JPMorgan Global Allocation Fund’s investment in funds managed by the Sub-Adviser (each an “Underlying Fund”). The AFFE for each Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each Underlying Fund.

JNL/JPMorgan Hedged Equity Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $100 Million	[Fees Omitted]
Amounts over $100 Million	[Fees Omitted]

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	[Fees Omitted]
Amounts over $100 Million	[Fees Omitted]

JNL/JPMorgan Nasdaq® Hedged Equity Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $100 Million	[Fees Omitted]
Amounts over $100 Million	[Fees Omitted]

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $75 Million	[Fees Omitted]
$75 Million to $150 Million	[Fees Omitted]
$150 Million to $250 Million	[Fees Omitted]
Amounts over $250 Million	[Fees Omitted]

JNL/JPMorgan U.S. Value Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $200 Million	[Fees Omitted]
$200 Million to $300 Million	[Fees Omitted]
Amounts over $300 Million	[Fees Omitted]

[1] Effective as of April 26, 2021, a fee discount is offered for the JNL/JPMorgan Global Allocation Fund, the JNL/JPMorgan Hedged Equity Fund, and the JNL/JPMorgan U.S. Value Fund, and effective as of October 21, 2024, a fee discount is offered for the JNL/JPMorgan Nasdaq® Hedged Equity Fund, each a Fund of the Trust, as provided in the Sub-Adviser’s Relationship Pricing Arrangement with Jackson National Asset Management, LLC updated as of October 21, 2024 (the “Discount Agreement”). The Sub-Adviser provides sub-investment advisory services for other Funds of the Trust that are not eligible for the fee discount.

2 The sub-advisory fee discounts shall be calculated pursuant to the Discount Agreement.

Third Amendment

to Amended and Restated

Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Sub-Advisory Agreement, effective as of the 1st day of September, 2022, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved sub-advisory fee changes for the JNL/JPMorgan MidCap Growth Fund, effective November 1, 2024.

Whereas, the Parties have agreed to amend Schedule B of the Agreement to modify the sub-advisory fee for JNL/JPMorgan MidCap Growth Fund, effective November 1, 2024.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated November 1, 2024, attached hereto.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective November 1, 2024.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.
By:	/s/ Emily J. Bennett		/s/ Ana Brands
By:
Name:	Emily J. Bennett	Name:	Ana Brands
Title:	VP and Deputy General Counsel	Title:	Vice President

Schedule B

Dated November 1, 2024

(Compensation)

JNL/JPMorgan Global Allocation Fund
Average Daily Net Assets	Annual Rate*[1]
$0 to $1 Billion	[Fees Omitted][2]
$1 Billion to $1.5 Billion	[Fees Omitted][2]
Amounts over $1.5 Billion	[Fees Omitted][2]

* The annual rates stated above will be reduced by the Acquired Fund Fees and Expenses (“AFFE”) attributable to the JNL/JPMorgan Global Allocation Fund’s investment in funds managed by the Sub-Adviser (each an “Underlying Fund”). The AFFE for each Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each Underlying Fund.

JNL/JPMorgan Hedged Equity Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $100 Million	[Fees Omitted][2]
Amounts over $100 Million	[Fees Omitted][2]

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	[Fees Omitted]
$100 Million to $2.8 Billion	[Fees Omitted]
Amounts over $2.8 Billion	[Fees Omitted]

JNL/JPMorgan Nasdaq® Hedged Equity Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $100 Million	[Fees Omitted][2]
Amounts over $100 Million	[Fees Omitted][2]

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $75 Million	[Fees Omitted]
$75 Million to $150 Million	[Fees Omitted]
$150 Million to $250 Million	[Fees Omitted]
Amounts over $250 Million	[Fees Omitted]

JNL/JPMorgan U.S. Value Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $200 Million	[Fees Omitted][2]
$200 Million to $300 Million	[Fees Omitted][2]
Amounts over $300 Million	[Fees Omitted][2]

1 Effective as of April 26, 2021, a fee discount is offered for the JNL/JPMorgan Global Allocation Fund, the JNL/JPMorgan Hedged Equity Fund, and the JNL/JPMorgan U.S. Value Fund, and effective as of October 21, 2024, a fee discount is offered for the JNL/JPMorgan Nasdaq® Hedged Equity Fund, and effective as of November 1, 2024, a fee discount is offered for the JNL/JPMorgan MidCap Growth Fund, each a Fund of the Trust, as provided in the Sub-Adviser’s Relationship Pricing Arrangement with Jackson National Asset Management, LLC updated as of November 1, 2024 (the “Discount Agreement”). The Sub-Adviser provides sub-investment advisory services for other Funds of the Trust that are not eligible for the fee discount.

2 The sub-advisory fee discounts shall be calculated pursuant to the Discount Agreement.

Form of

Fourth Amendment

to Amended and Restated Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Sub-Advisory Agreement, effective as of the 1st day of September, 2022, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust has approved the following, effective April 27, 2026:

1)	the appointment of the Sub-Adviser to manage a portion of assets of the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund (due to a sub-adviser replacement); and

2)	the reorganization of the JNL/JPMorgan Global Allocation Fund into another fund of the Trust.

Whereas, the Parties have agreed to amend the Agreement, effective April 27, 2026, to: i) add the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund and its fees; and ii) footnote that the JNL/JPMorgan Global Allocation Fund was reorganized into another fund of the Trust, but that the JNL/JPMorgan Global Allocation Fund will remain on Schedule A and Schedule B of the Agreement until the Sub-Adviser can exit certain securities that cannot be sold at this time, due to U.S. Government restrictions which are outlined in a new Schedule C to the Agreement.

Whereas, for clarity regarding the Sub-Adviser’s appointment, since the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund will be co-sub-advised, the Parties have agreed, to amend the following section of the Agreement:

Section 1. “Appointment.”

Whereas, for clarity regarding compensation pertaining to the JNL/JPMorgan Global Allocation Fund, the Parties have agreed, to amend the following section of the Agreement:

Section 8. “Compensation.”

Whereas, the Parties have agreed, to amend the following section of the Agreement, as it pertains to the Sub-Adviser:

Section 17. “Notice.”

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Section 1. “Appointment” of the Agreement is hereby deleted and replaced with the following paragraph:

“1. Appointment. The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board of Trustees of the Trust and in accordance with the terms and conditions of this Agreement. Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Board, such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.”

2)	Section 8. “Compensation” of the Agreement is hereby deleted and replaced with the following paragraph:

“8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, i) a sub-advisory fee accrued daily and payable monthly on the average daily net assets in all of the Funds except the JNL/JPMorgan Global Allocation Fund, in accordance with Schedule B hereto; and ii) a sub-advisory fee accrued daily and payable monthly on the average daily net value of only those assets listed in Schedule C for the JNL/JPMorgan Global Allocation Fund, in accordance with Schedule B hereto.”

3)	The sub-section entitled “To the Sub-Adviser” in Section 17. “Notice” of the Agreement is hereby deleted and replaced with the following:

“To the Sub-Adviser:	Ana Brands
J.P Morgan Investment Management Inc.
390 Madison Ave, Floor 26
New York, N.Y. 10017-2513
Email address: JPMAM_NY_CSG@jpmorgan.com”

4)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 27, 2026, attached hereto.

5)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 27, 2026, attached hereto.

6)	A new Schedule C dated April 27, 2026 is hereby added to the Agreement, in the form attached hereto.

7)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

8)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

9)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 27, 2026.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.
By:	/ s/ Emily J. Bennett	By:	/s/ Ana Brands

Name:	Emily J. Bennett	Name:	Ana Brands
Title:	VP and Deputy General Counsel	Title:	Vice President

Schedule A

Dated April 27, 2026

Funds
JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund *
JNL/JPMorgan Global Allocation Fund **
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan Nasdaq® Hedged Equity Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/JPMorgan U.S. Value Fund

___________________________________________________________________________________________________________________

*       For the portion of the Average Daily Net Assets managed by J.P. Morgan Investment Management Inc.

** This Fund will remain on the Agreement until the Sub-Adviser can exit certain securities (reflected on Schedule C) that cannot be sold at this time, due to U.S. Government restrictions.

Schedule B

Dated April 27, 2026

(Compensation)

JNL/JPMorgan Global Allocation Fund*
Average Daily Net Assets	Annual Rate[1]
$0 to $1 Billion	[Fees Omitted][2]
$1 Billion to $1.5 Billion	[Fees Omitted][2]
Amounts over $1.5 Billion	[Fees Omitted][2]

* This Fund will remain on the Agreement until the Sub-Adviser can exit certain securities (reflected on Schedule C) that cannot be sold at this time, due to U.S. Government restrictions. Compensation is payable solely with respect to the assets listed on Schedule C.

JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund*
Average Daily Net Assets	Annual Rate[1]
Assets up to $1.5 billion:
$0 to $100 Million	0.452%[2]
$100 Million to $200 Million	0.339%[2]
$200 Million to $1.5 Billion	0.226%[2]
Assets over $1.5 billion and up to $2 billion:
All net assets	0.237%[2]
Assets over $2.0 billion:
All net assets	0.226%[2]

* For the portion of the Average Daily Net Assets managed by J.P. Morgan Investment Management Inc.

JNL/JPMorgan Hedged Equity Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $100 Million	[Fees Omitted][2]
Amounts over $100 Million	[Fees Omitted][2]

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	[Fees Omitted]
$100 Million to $2.8 Billion	[Fees Omitted]
Amounts over $2.8 Billion	[Fees Omitted]

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	[Fees Omitted]
$100 Million to $2.8 Billion	[Fees Omitted]
Amounts over $2.8 Billion	[Fees Omitted]

JNL/JPMorgan Nasdaq® Hedged Equity Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $100 Million	[Fees Omitted][2]
Amounts over $100 Million	[Fees Omitted][2]

JNL/JPMorgan U.S. Value Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $200 Million	[Fees Omitted][2]
$200 Million to $300 Million	[Fees Omitted][2]
Amounts over $300 Million	[Fees Omitted][2]

_____________________________________________________________________________________________________________________

[1] A fee discount is offered for the JNL/JPMorgan Global Allocation Fund, the JNL/JPMorgan Hedged Equity Fund, the JNL/JPMorgan U.S. Value Fund, the JNL/JPMorgan Nasdaq® Hedged Equity Fund, the JNL/JPMorgan MidCap Growth Fund, and the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund, each a Fund of the Trust, as provided in the Sub-Adviser’s Relationship Pricing Arrangement with Jackson National Asset Management, LLC (the “Discount Agreement”). The Sub-Adviser provides sub-investment advisory services for other Funds of the Trust that are not eligible for the fee discount.

2 The sub-advisory fee discounts shall be calculated pursuant to the Discount Agreement.

Schedule C for the JNL/JPMorgan Global Allocation Fund

Dated as of April 27, 2026

(for the JNL/JPMorgan Global Allocation Fund’s assets remaining with the Sub-Adviser)

ISIN Identifier	Instrument Name
US8181503025	Severstal GDR REG S
GB00B71N6K86	Evraz PLC